EXHIBIT 10.200
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                                 CONTRACT

                                    FOR

                           CONSTRUCTION AND SALE

                                    OF

                     A 98,000 METRIC TONS DISPLACEMENT

                                 DRILLSHIP

                              (HULL NO. 1300)

                                  BETWEEN

                          R&B FALCON DRILLING CO.
                                    AND

                    SAMSUNG HEAVY INDUSTRIES CO., LTD.

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                              INDEX

                                                            PAGE

PREAMBLE                                                      P-1

ARTICLE I - DESCRIPTION AND CLASS . . . . . . . . . . . . . . I-1
     1.  Description: . . . . . . . . . . . . . . . . . . . . I-1
     2.  Dimensions and Characteristics: . . . . . . . . . .  I-1
     3.  The Classification, Rules and Regulations: . . . . . I-1
     4.  Registration: . . . . . . . . . . . . . . . . . . .  I-2

ARTICLE II - CONTRACT PRICE AND TERMS OF PAYMENT . . . . . . II-3
     1.  Contract Price: . . . . . . . . . . . . . . . . . . II-3
     2.  Adjustment of Contract Price: . . . . . . . . . . . II-3
     3.  Currency: . . . . . . . . . . . . . . . . . . . . . II-3
     4.  Terms of Payment: . . . . . . . . . . . . . . . . . II-3
     5.  Method of Payment: . . . . . . . . . . . . . . .  . II-4
     6.  Notice of Payment before Delivery: . . . . . . .  . II-4
     7.  Expenses: . . . . . . . . . . . . . . . . . . . . . II-4
     8.  Prepayment: . . . . . . . . . . . . . . . . . . . . II-5

ARTICLE III - ADJUSTMENT OF CONTRACT PRICE . . . . . . . .  III-1
     1.  Delivery: . . . . . . . . . . . . . . . . . . . .  III-1
     2.  Capacity of Extended Well Test Tanks: . . . . . .  III-2
     3.  Displacement: . . . . . . . . . . . . . . . . . .  III-2
     4.  Effect of Rescission: . . . . . . . . . . . . . .  III-3

ARTICLE IV - APPROVAL OF PLANS
     AND DRAWINGS AND INSPECTION DURING CONSTRUCTION . . .   IV-1
     1.  Approval of Plans and Drawings: . . . . . . . . .   IV-1
     2.  Appointment of BUYER's Supervisor: . . . . . . .    IV-1
     3.  Inspection by the Supervisor: . . . . . . . . . .   IV-1
     4.  Facilities: . . . . . . . . . . . . . . . . . . .   IV-3
     5.  Liability of BUILDER: . . . . . . . . . . . . . .   IV-3
     6.  Responsibility of BUYER: . . . . . . . . . . . .    IV-4
     7.  Delivery and Construction Schedule: . . . . . . .   IV-5
     8.  Responsibility of BUILDER: . . . . . . . . . . .    IV-5

ARTICLE V - MODIFICATIONS, CHANGES AND EXTRAS . . . . . . . . V-1
     1.  How Effected: . . . . . . . . . . . . . . . . . . .  V-1
     2.  Changes in Rules of Classification Society , Regulations,
         etc.: . . . . . . . . . . . . . . . . . . . . . . .  V-1
     3.  Substitution of Materials: . . . . . . . . . . . .   V-2

ARTICLE VI - TRIALS AND ACCEPTANCE . . . . . . . . . . . .   VI-1
     1.  Notice: . . . . . . . . . . . . . . . . . . . . . . VI-1
     2.  Weather Condition: . . . . . . . . . . . . . . .    VI-1
     3.  How Conducted: . . . . . . . . . . . . . . . . . .  VI-2
     4.  Method of Acceptance or Rejection: . . . . . . . .  VI-2
     5.  Effect of Acceptance:    . . . . . . . . . . . . .  VI-3
     6.  Disposition of Surplus Consumable Stores: . . . . . VI-3

ARTICLE VII - DELIVERY . . . . . . . . . . . . . . . . . .  VII-1
     1.  Time and Place: . . . . . . . . . . . . . . . . .  VII-1
     2.  When and How Effected: . . . . . . . . . . . . .   VII-1
     3.  Documents to be delivered to BUYER: . . . . . . .  VII-1
     4.  Postponement of Delivery: . . . . . . . . . . . .  VII-2
     5.  Title and Risk: . . . . . . . . . . . . . . . . .  VII-3
     6.  Removal of DRILLSHIP: . . . . . . . . . . . . . .  VII-3

ARTICLE VIII - DELAYS AND EXTENSION OF TIME FOR DELIVERY
     MAJEURE) . . . . . . . . . . . . . . . . . . . . . .  VIII-1
     1.  Causes of Delay (Force Majeure): . . . . . . . .  VIII-1
     2.  Notice of Delay: . . . . . . . . . . . . . . . .  VIII-1
     3.  Definition of Permissible Delay: . . . . . . . .  VIII-2
     4.  Right to Rescind for Excessive Delay: . . . . .   VIII-2

ARTICLE IX - WARRANTY OF QUALITY . . . . . . . . . . . . .   IX-1
     1.  Guarantee: . . . . . . . . . . . . . . . . . . .    IX-1
     2.  Notice of Defects: . . . . . . . . . . . . . . .    IX-1
     3.  Remedy of Defects: . . . . . . . . . . . . . . .    IX-2
     4.  Extent of BUILDER's Responsibility:  . . . . . .    IX-3
     5.  Guarantee Engineer: . . . . . . . . . . . . . .     IX-4

ARTICLE X - RESCISSION BY BUYER . . . . . .  . . . . . . .    X-1
     1.  Notice: . . . . . . . . . . . .  . . . . . . . .     X-1
     2.  Refundment by BUILDER: . . .. . .  . . . . . . .     X-1
     3.  Discharge of obligations: . . . .  . . . . . . .     X-2

ARTICLE XI - BUYER'S DEFAULT . . . . . . . . . . . . . . .   XI-1
     1.  Definition of Default:  . . . . . . . . . . . . .   XI-1
     2.   Effect of Default on or
           before Delivery of DRILLSHIP: . . . . . . . . .   XI-1
     3.   Disposal of DRILLSHIP- . . . . . . . . . . . . .   XI-2
     4.   Dispute: . . . . . . . . . . . . . . . . . . . .   XI-2

ARTICLE XII - ARBITRATION . . . . . . . . . . . . . . . .   XII-1
     1.   Decision by the Classification Society: . . . .   XII-1
     2.  Proceedings of Arbitration: . . . . . .  . . . .   XII-1
     3.  Notice of Award: . . . . . . . . . . . . . . . .   XII-2
     4.  Expenses: . . . . . . . . . . . . . . .  . . . .   XII-2
     S.  Entry in Court: . . . . . . . . . . . .  . . . .   XII-2
     6.  Alteration of Delivery Date: . . . . . . . . . .   XII-2

ARTICLE XIII - SUCCESSOR AND ASSIGNS  . . . . . . . . . .  XIII-1

ARTICLE XIV - TAXES AND DUTIES . . . . . . . . . . . . . .  XIV-1
     1.  Taxes and Duties Incurred in Korea: . . . . . . .  XIV-1
     2.  Taxes and Duties Incurred Outside Korea: .  . . .  XIV-1

ARTICLE XV - PATENTS, TRADEMARKS, COPYRIGHTS, ETC . . . . .  XV-1
     1.  Patents: . . . . . . . . . . . . . . . . . . . . .  XV-1
     2.  General Plans, Specifications and Working Drawings: XV-1

ARTICLE XVI - BUYER'S SUPPLIES . . . . . . . . . . . . . .  XVI-1
     1.  Responsibility of BUYER: . . . . . . . . . . . .   XVI-1
     2.  Responsibility of BUILDER: . . . . . . . . . . .   XVI-3
     3.  Title: . . . . . . . . . . . . . . . . . . . . .   XVI-4
     4.  BUYER's Supplies Refundment: . . . . . . . . . .   XVI-4

ARTICLE XVII - INSURANCE . . . . . . . . . . . . . . . .   XVII-1
     1.  Extent of Insurance Coverage: . . . . . . . . .   XVII-1
     2.  Application of the Recovered Amounts: . . . . .   XVII-1
     3.  Termination of BUILDER's Obligation to Insure:    XVII-2

ARTICLE XVIII - NOTICE . . . . . . . . . . . . . . . . .  XVIII-1
     1.  Address: . . . . . . . . . . . . . . . . . . .   XVIII-1
     2.  Language: . . . . . . . . . . . . . . . . . . .  XVIII-1
     3.  Effective Date of Notice: . . . . . . . . . . .  XVIII-1

ARTICLE XIX - EFFECTIVE DATE OF CONTRACT  . . . . . . . . . XIX-1

ARTICLE XX - INTERPRETATION . . . . . . . . . . . . . . . .  XX-1
     1.  Laws Applicable: . . . . . . . . . . . . . . . .    XX-1
     2.  Discrepancies: . . . . . . . . . . . . . . . . .    XX-1
     3.  Entire Agreement: . . . . . . . . . . . . . . . .   XX-1
     4.  Amendments and Supplements: . . . . . . . . . . .   XX-1

ARTICLE XXI - CONFIDENTIALITY . . . . . . . . . . . . . . . XXI-1

EXHIBIT "A" - LETTER OF REFUNDMENT GUARANTEE . . . . . .   E"A"-1



     THIS CONTRACT, made and entered into on this 14th day of October, 1998 by and between R&B FALCON DRILLING CO., a corporation existing under the laws of Oklahoma, and having an office at 901 Threadneedle, Houston, Texas 77079-2902 (hereinafter called the "BUYER"), on the one part and SAMSUNG HEAVY INDUSTRIES CO., LTD., a corporation incorporated and existing under the laws of the Republic of Korea of having its registered office at 890-25 DaechiDong, Kangnam-Ku, Seoul, Korea (hereinafter called the "BUILDER"), on the other part.

                      W I T N E S S E T H:

     In  consideration  of  the  mutual  covenants  herein  contained,  the
BUILDER agrees to build One (1) Drillship composed of hull part as described in the specification attached hereto as Exhibit 1, Volume I of this Contract (hereinafter referred to as the "VESSEL") and topside part as described in the specification attached hereto as Exhibit 1, Volume II of this Contract (hereinafter referred to as 11TOPSIDE11) (the VESSEL and TOPSIDE being hereinafter collectively referred to as the 11DRILLSHIP11) and in accordance with (i) the BUYER's Supplies List attached hereto as
Exhiit  2,  (ii)  the  BUILDER's Approved Vendor List  attached  hereto  as
Exhibit 3, and (iii) the Delivery and Construction Schedule attached hereto as Exhibit 4 (said Exhibits 1 through 4 being hereinafter collectively called the "Specifications") which Specifications have been initialed by representatives of the parties hereto for identification and which Specifications hereby are each incorporated herein by reference hereto and made an integral part of this Contract, at the BUILDER's shipyard located in Koje Island, Korea (hereinafter referred to as the "Shipyard") and to deliver and sell the same to the BUYER, and the BUYER hereby agrees to purchase and accept delivery of the DRILLSHIP from the BUILDER, upon the terms and conditions hereinafter set forth.

               ARTICLE I -.DESCRIPTION AND CLASS

1.  Description:

         The DRILLSHIP, having the BUILDER's Hull No. 1300, shall be constructed, equipped and completed in accordance with the provisions of this Contract, and the Specifications (as heretofore defined), which Specifications are an integral part of this Contract as heretofore provided.

2.  Dimensions and Characteristics:

     Length, overall                  Max. 227.6 meters
     Length, between perpendiculars   abt. 219.4 meters
     Breadth, molded                  abt. 42.0 meters
     Depth, molded                    abt. 19.0 meters
     Scantling draft, moulded         abt. 13.0 meters
     (structural design only)
     Operating draft, moulded         abt. 12.0 meters
     Transit draft, moulded           abt. 8.5 meters
     Thruster Motor:                  5.5 MW X 6 ea.
     Displacement, guaranteed:        98,000 metric tons at the
                                      operating draft, moulded,
                                      of 12.0 meters.

     Speed: The trial speed will not be less than 12. 5 knots on the transit draught of 8.5 meters and at propulsion shaft power of 28,695 KW

     Cargo tank capacity, guaranteed:
              The total capacity of the Extended Well Test ("EWT11) tanks including slop tanks will not be less than 15,500 cubic meters at the full levels (100% volume) of EWT tanks.

     The details of the aforementioned particulars, as well as the definitions and the methods of measurements and calculations shall be as indicated in the Specifications.

3.   The Classification, Rules and Regulations:

         The DRILLSHIP, including its machinery, equipment and outfittings shall be constructed and classified in accordance with the rules and regulations (the editions and amendments thereto being in force as of the signing date of this Contract) of and under special survey of the American Bureau of Shipping (hereinafter called the "Classification Society"), and shall be distinguished in the register by the symbol of +A1 E, "Ship Type Drilling Unit", FSO where applicable, +AMS, +ACCU, +DPS-3, DLA, +CDS, OMBO (except field of vision).

         Decisions of the Classification Society as to compliance or non-compliance with the classification rules and regulations shall be final and binding upon both parties hereto. Details of Class notation shall be in accordance with the Specifications.

         The DRILLSHIP shall also comply with the rules, regulations and requirements of the regulatory bodies as described and listed in the Specifications.

         The DRILLSHIP will be built and delivered (i) in accordance with the terms of this Contract and the Specifications, (ii) in full compliance and certification to and with the IMO MODU code with amendments, (iii) in full compliance with the regulations, provisions, and requirements included in the Specifications, (iv) in full compliance with the requirements of the Classification Society so as to be classed with the Classification Society as a MODU/FSO, and (v) so that the DRILLSHIP will be approved to operate offshore the United States Gulf of Mexico/the Outer Continental Shelf of the United
    States, Brazil and West Africa. BUILDER will take all action necessary, and remedy at its cost and expense, any deficiency which constitutes a failure to comply with the above requirements.

         All the fees and charges incidental to the Classification Society and in respect to compliance with the above referred rules, regulations and requirements, as well as all DRILLSHIP design fees and/or royalties (except any royalties for the BUYER's Supplies), shall be for account of the BUILDER.

         BUILDER  shall  be  responsible for obtaining  the  Classification
    Society's  approval  of  all  required  plans  and  drawings   of   the
    DRILLSHIP.

4.   Registration:

         The DRILLSHIP, at the time of its delivery and acceptance, shall be registered at the port of registry by the BUYER under the Panamanian flag at the BUYER's expense.

            ARTICLE II - CONTRACT PRICE AND TERMS OF PAYMENT

1.   Contract Price:

         The purchase price of the DRILLSHIP, net receivable by the BUILDER and exclusive of the BUYER's Supplies (as defined in Paragraph 1 of Article XVI hereof) is One Hundred Fourteen Million Eight Hundred and Sixty Thousand United States Dollars (US$ 114,860,000) (hereinafter referred to as the "Contract Price"). The Contract Price shall be subject to upward or downward adjustment, if any, as hereinafter set forth in this Contract.

2.  Adjustment of Contract Price:

         Increase or decrease of the Contract Price, if any, due to adjustments thereof made in accordance with the provisions of this Contract shall be adjusted by way of addition to or subtraction from the Contract Price upon delivery of the DRILLSHIP in the manner as hereinafter provided.

3.   Currency:

         Any and all payments by the BUYER to the BUILDER, or vice versa if any which are due under this Contract shall be made in United States Dollars.

4.   Terms of Payment:

         The Contract Price shall be due and payable by the BUYER to the BUILDER in the installments as follows:

     (a) First Installment:
         The First Installment amounting to Twenty-One Million Nine Hundred and Fifty Thousand United States Dollars (US$ 21,950,000) shall be due and payable within three(3) banking days after execution of this Contract, provided that the Letter of Refundment Guarantee required under Article X has been received by the BUYER.

     (b) Second Installment:
         The Second Installment amounting to Ninety-Two Million Nine Hundred and Ten Thousand United States Dollars (US$ 92,910,000) plus any increase or minus any decrease due to adjustment of the Contract Price under and pursuant to the provisions of this Contract, shall be due and payable upon delivery of the DRILLSHIP or upon tender for delivery of the DRILLSHIP referred to in Paragraph 4 of Article VII of this Contract.

5.  Method of Payment:

     (a) First Installment:
         Within three (3) banking days after the date of execution of this Contract, the BUYER shall remit by telegraphic transfer the first installment to the account of The Export/Import Bank of Korea, Head Office, Seoul, Korea (Account No. 04-029-695, Head Office with Bankers Trust Company, New York) or to the banks which the BUILDER may designate (hereinafter referred to as the "BUILDER's BANK") in favor of Samsung Heavy Industries Co., Ltd., provided that the Letter of Refundment Guarantee required under Article X has been received by the BUYER.

     (b) Second Installment:
         At  the  time  of delivery of the Vessel to the Buyer pursuant  to
         Section 2 of Article VII of this Contract, the BUYER shall remit by telegraphic transfer the second installment to the account at the BUILDER's BANK in favor of Samsung Heavy Industries Co., Ltd. with an irrevocable instruction that the amount so remitted shall be payable to the BUILDER against presentation by the BUILDER to the BUILDER's BANK of a copy of PROTOCOL OF DELIVERY and ACCEPTANCE OF THE DRILLSHIP executed by the BUYER and the BUILDER.

    No payment due under this Contract shall be delayed, suspended or withheld by the BUYER on account of any dispute or disagreement between the parties hereto. Any claim which the BUYER may have against the BUILDER hereunder shall be settled and liquidated separately from any payment by the BUYER to the BUILDER hereunder.

6.   Notice of Payment before Delivery:

         The BUILDER shall give the BUYER Ten (10) banking days prior notice in writing or telex confirmed in writing by registered mail of the anticipated due date and amount of the second installment payable before delivery of the DRILLSHIP.

7.   Expenses:

         Expenses and bank charges for remitting payments and any taxes (other than taxes on income imposed on the BUILDER) , duties, expenses and fees applicable to remitting such payment shall be for account of the BUYER.

8.   Prepayment:

         The BUYER may prepay any or all of the installments of the Contract Price, provided that the BUYER declares the BUYER's intention to do so in writing or by telex confirmed in writing stating in advance the intended date of such prepayment, subject to the BUILDER's acceptance, which shall not be unreasonably withheld.

(End of Article)

               ARTICLE III - ADJUSTMENT OF CONTRACT PRICE

     The Contract Price shall be subject to adjustment, as hereinafter set forth, in the event of the following contingencies (it being understood by both parties that any reduction of the Contract Price is by way of liquidated damages and not by way of penalty):

1.   Delivery:

     (a) No adjustment shall be made and the Contract Price shall remain unchanged for the first Thirty (30) days of delay in delivery of the DRILLSHIP beyond the Delivery Date as defined in Article VII hereof (ending as of twelve o'clock midnight of the Thirtieth
          (30th) day of delay).

     (b) If the delivery of the DRILLSHIP is delayed more than Thirty (30) days after the Delivery Date, then, in such event, beginning at twelve o'clock midnight of the Thirtieth (30th) day after the Delivery Date, the Contract Price shall be reduced by the sum of Ten Thousand United Dollars (US$10,000) for each full day for which thereafter delivery is delayed.

          However, the total reduction in the Contract Price pursuant to this Paragraph (b) shall not be more than as would be the case for a delay of One Hundred Fifty (150) days counting from mid-night of the Thirtieth (30th) day after the delivery date at the above specified rate of reduction.

     (c) However, if the delay in delivery of the DRILLSHIP should continue for a period of One Hundred Eighty (180) days from the Delivery Date in Paragraph 1 of Article VII, then in such event, and after such period has expired, the BUYER may, at its option, rescind this Contract in accordance with the provisions of
          Article X hereof.

          The BUILDER may, at any time after the expiration of the aforementioned One Hundred Eighty (180) days of delay in delivery, if the BUYER has not served notice of rescission as provided in Article X hereof, demand in writing that the BUYER shall make an election, in which case the BUYER shall, within Twenty (20) days after such demand is received by the BUYER, notify the BUILDER of its intention either to rescind this Contract or to consent to the acceptance of the DRILLSHIP at a specified future date which date BUILDER represents to BUYER is the earliest date BUILDER can deliver the DRILLSHIP to BUYER under this Contract, based on the circumstances then known. If the BUYER shall not make an election within Twenty (20) days as provided hereinabove, the BUYER shall be deemed to have accepted such extension of the delivery date to the future delivery date indicated by the BUILDER and it being understood by the parties hereto that if the DRILLSHIP is not delivered by such specified date, the BUYER shall have the same right of rescission upon the same terms and conditions as hereinabove provided.

     (d) If the delivery of the DRILLSHIP is made more than thirty (30) days earlier than the Delivery Date, then, in such event, beginning with the thirty-first (31) day prior to the Delivery Date, the Contract Price of the DRILLSHIP shall be increased by adding thereto Ten Thousand United States Dollars (US$10,000) for each full day. However, the total increase in the Contract Price pursuant to this Paragraph (d) shall not be more than as would be the case for an early delivery of Sixty (60) days counting from the Thirty-first (31) day prior to the Delivery Date at the above specified rate of increase.

     (e) For the purpose of this Article, the delivery of the DRILLSHIP shall be deemed to be delayed when and if the DRILLSHIP, after taking into account all postponements of the Delivery Date by reason of permissible delay as defined in Article VIII and/or any other reason under this Contract, is not delivered by the date upon which delivery is required under the terms of this Contract.

2.   Capacity of Extended Well Test Tanks:

     (a) In the event the capacity of the Extended Well Test tanks, including slop tanks, ("EWT tanks") as determined in accordance with the Specifications is 14,310 cubic meters or less, then the BUYER may, at its option, (i) reject the DRILLSHIP and rescind this Contract in accordance with the provisions of Article X hereof, or (ii) accept the DRILLSHIP with such deficiency.

     (b) There will be no increase or decrease of the Contract Price in the event the capacity of the EWT tanks is more than or less than the guaranteed capacity of the EWT tanks as specified in Paragraph 2 of Article I, but BUYER shall have the option of rescission as provided for in Subparagraph (a) of this paragraph 4 of Article III.

3.   Displacement:

     (a) The guaranteed displacement of the DRILLSHIP is 98,000 metric tons at 12.0 meters.

     (b) In the event of a discrepancy (whether higher or lower) in the actual displacement of the DRILLSHIP being three thousand five hundred (3,500) metric tons or more, then, the BUYER may, at its option, reject the DRILLSHIP and rescind this Contract in accordance with the provisions of Article X hereof or accept the DRILLSHIP at a reduction in the Contract Price of Six Hundred Thousand United States Dollars (US$600,000).

4.   Effect of Rescission:

         It is expressly understood and agreed by the parties that in any case, if the BUYER rescinds this Contract under this Article, the BUYER shall not be entitled to any liquidated damages, or any other recourse unless by means of the provisions of Article X hereof.

(End of Article)

                    ARTICLE IV - APPROVAL OF PLANS AND
                DRAWINGS AND INSPECTION DURING CONSTRUCTION

1.  Approval of Plans and Drawings:

         The BUILDER shall obtain the approval of the BUYER for the plans and drawings in accordance with the Specification.

2.  Appointment of BUYER's Supervisor:

         The BUYER may send to and maintain at the Shipyard, at the BUYER's own cost and expense, one supervisor (herein called the "Supervisor") who shall be duly authorized in writing by the BUYER, which authorization shall be described in a separate letter to be sent to the BUILDER prior to the Supervisor's arrival, to act on behalf of the BUYER in connection with the modifications of the Specifications, adjustments of the Contract Price and Delivery Date in writing, approval of the plans and drawings, attendance to the tests and inspections relating to the DRILLSHIP, its machinery, equipment and outfittings, and any other matters for which he is specifically authorized by the BUYER. The Supervisor may appoint assistant (s) to attend at the Shipyard for the purposes as aforesaid.

3.   Inspection by the Supervisor:

         The necessary inspections of the DRILLSHIP, its machinery, equipment and outfittings shall be carried out by the Classification Society, other regulatory bodies and/or the Supervisor throughout the entire period of construction in order to ensure that the construction of the DRILLSHIP is duly performed in accordance with the Specifications. The Supervisor shall have, during construction of the
    DRILLSHIP, the right to attend such tests and inspections of the DRILLSHIP, its machinery and equipment within the premises of either the BUILDER or its subcontractors. Detailed procedures of the inspection and the tests thereof shall be in accordance with Specifications.

          The Supervisor shall, within the limits of the authority conferred upon him by the BUYER, make decisions or give advice to the BUILDER on behalf of the BUYER promptly on all problems arising out of, or in connection with, the construction of the DRILLSHIP and generally act in a reasonable manner with a view to cooperating to the utmost with the BUILDER in the construction process of the DRILLSHIP.

          The decision, approval or advice of the Supervisor within the limits of authority conferred on the Supervisor by the BUYER shall be deemed to have been given by the BUYER. THE BUYER's Supervisor shall notify the BUILDER promptly in writing of his discovery of any construction or materials, which he believes do not or will not conform to the requirements of the Contract or the Specifications and likewise advise and consult with the BUILDER on all matters pertaining to the construction of the DRILLSHIP, as may be required by the BUILDER, or as he may deem necessary.

          However, if the Supervisor fails to submit to the BUILDER promptly any such demand concerning alterations or changes with respect to the construction, arrangement or outfit of the DRILLSHIP which the Supervisor has examined, inspected or attended at the test thereof under this Contract or the Specifications, the Supervisor shall be deemed to have approved the same and shall be precluded from making any demand for alterations, changes, or complaints with respect thereto at a later date.

          The BUILDER shall comply with any such demand which is not contradictory to this Contract or the Specifications, provided that any and all such demands by the Supervisor with regard to construction, arrangement and outfit of the DRILLSHIP shall be submitted in writing to the authorized representative of the BUILDER. The BUILDER shall notify the Supervisor of the names of the persons who are from time to time authorized by the BUILDER for this purpose.

          It is agreed upon between the BUYER and the BUILDER that the modifications, alterations or changes and other measures necessary to comply with such demand may be effected at a convenient time and place at the BUILDER's reasonable discretion in view of the construction schedule of the vessel.

          In the event that the Supervisor shall advise the BUILDER that he has discovered and believes the construction or materials do not or will not conform to the requirements of this Contract or the Specifications, and the BUILDER shall not agree with the views of the Supervisor in such respect, either the BUYER or the BUILDER may either seek an opinion of the Classification Society or request an arbitration in accordance with the provisions of Article XII hereof. The Classification Society or the Arbitration Board shall determine whether or not a nonconformity with the provisions of this Contract and the Specifications exist. If the Classification Society or the Arbitration Board enters a determination in favor of the BUYER, then in such case the BUILDER shall make the necessary alterations or changes, or if such alterations or changes cannot be made in time to meet the construction schedule for the DRILLSHIP the BUILDER shall make fair and reasonable adjustment of the Contract Price in lieu of such alterations and changes. If the Classification Society or the Arbitration Board enters a determination in favor of the BUILDER, then the time for delivery of the DRILLSHIP shall be extended for a period of delay in construction, if any, occasioned by such proceedings, and the BUYER shall compensate the BUILDER for the proven loss and damages (always excluding consequential damages) incurred to the BUILDER as a result of the dispute herein referred to.

          BUYER's Supervisor, at his discretion, may refuse to inspect or attend tests where adequate safety measures have not been implemented and in such event such tests/inspections shall not be deemed complete.

4.   Facilities:

     (a) The BUILDER shall furnish the Supervisor and his assistant(s) with adequate office space and such other reasonable facilities according to the BUILDER's practice at or in the immediate vicinity of the Shipyard as may be necessary to enable them to effectively carry out their duties. The BUYER shall pay for all such facilities other than office space at the BUILDER's normal rate of charge. BUILDER shall advise BUYER in advance of BUILDER's normal rate of charge for any facilities for which BUYER will be required to pay.

     (b) The BUILDER shall make available for BUYER's personnel at the BUYER's request, during the DRILLSHIP's construction, a minimum of 8 two or three bedroom apartments furnished with the BUILDER's standard furniture, electrical facilities and utilities. If the BUYER requests the BUILDER to provide the BUYER with special furniture and facilities beyond the BUILDER's standard, any additional costs which may result therefrom, if any, will be borne by BUYER. Costs for such housing, on a monthly rental basis, will be presented to BUYER prior to occupation and shall be reimbursed by BUYER, along with metered utility and telephone charges. The BUILDER will use best efforts to furnish additional apartments requested by the BUYER.

5.   Liability of BUILDER:

         The BUILDER agrees to fully protect, defend, indemnify and hold BUYER harmless from and against all liabilities, obligations, claims or actions for personal injury or death arising out of performance by BUILDER or BUYER of their obligations hereunder prior to the acceptance by BUYER of the DRILLSHIP, and asserted by or on behalf of,

            (i) any employee, agent, contractor, or subcontractor of BUILDER, or

          (ii)any employee of any agent, contractor, or subcontractor of BUILDER,

    regardless of the basis of such claims and even if such claims should arise out of the sole or concurrent fault or negligence of BUYER, or any employee, agent, contractor or subcontractor of BUYER.

    Similarly, the BUYER agrees to fully protect, defend, indemnify and hold BUILDER harmless from and against all liabilities, obligations, claims or actions for personal injury or death arising out of performance by BUILDER or BUYER of their obligations hereunder prior to the acceptance by BUYER of the DRILLSHIP, and asserted by or on behalf of,

          (i) any employee, agent, contractor, or subcontractor of BUYER, or

          (ii)any employee of any agent, contractor, or subcontractor of BUYER,

    regardless of the basis of such claims and even if such claims should arise out of the sole or concurrent fault or negligence of BUILDER, or any employee, agent or subcontractor of BUILDER.

6.  Responsibility of BUYER:

         The BUYER shall undertake and assure that the Supervisor shall carry out his duties hereunder in accordance with the normal shipbuilding practice of the BUILDER, which BUILDER represents and confirms is in all material respects in accordance with good international shipbuilding practice and in such a way so as to avoid any unnecessary increase in building cost, delay in the construction of the DRILLSHIP, and/or any disturbance in the construction schedule of the BUILDER. The BUILDER has the right to request the BUYER to replace the Supervisor who is deemed unsuitable and unsatisfactory for the proper progress of the DRILLSHIP's construction.

         The BUYER shall investigate the situation by sending its representative (s) to the Shipyard if necessary, and if the BUYER considers that such BUILDER's request is justified, the BUYER shall effect such replacement as soon as conveniently arrangeable.

7.  Delivery and Construction Schedule:

         Attached hereto as Exhibit 4 is a tentative Delivery and Construction Schedule, and within Sixty (60) days after the date of this Contract, BUILDER shall deliver or cause to be delivered to BUYER a final Delivery and Construction Schedule (herein, as from time to time amended with the knowledge of BUYER, referred to as the "Schedule") , prepared in reasonable detail and setting forth the estimated time table for the construction of the DRILLSHIP, it being understood that the Schedule may be used by BUYER for purposes of verifying and measuring the progress being made under the terms of this Contract.

8.   Responsibility of BUILDER:

     (a) BUILDER personnel and subcontractors which, in the sole opinion of BUYER, are found to be in violation of the safety policies established by BUILDER or those specially in place during the construction of the DRILLSHIP, may be requested to be removed from the project by the BUYER's Supervisor. BUILDER will immediately take such actions as necessary to comply with BUYER's request.

     (b) The BUILDER is to assign a dedicated safety supervisor and a sufficient number of safety inspectors to remain in effect throughout the Contract to monitor employee and subcontractor safety, scaffolding and safety netting, tank entry, work permitting procedures, electrical saf ety, etc. Upon request by the BUYER, the saf ety supervisor shall participate in BUYER's daily safety and quality meetings.

     (c) The BUILDER shall provide a 24 hour fire-watch at the DRILLSHIP construction site. In addition, at various locations around the site, fire alarm stations will be situated whereby a manual alarm may be sounded and a local emergency response team is notified and activated.

     (d) BUILDER shall immediately report to BUYER all incidents and/or accidents involving injury, no matter the level of severity, including first aid, loss of property, no matter the value, as well as any identified hazards and/or near misses occurring.

          Any and all reports of hazards, accidents, incidents, or near misses will result in the immediate and full ceasing of construction activities in the affected area until such time as adequate precautions have been implemented.

     (e) BUILDER hereby agrees that the cranes and other related lifting gear of the DRILLSHIP will not be used by BUILDER during construction, without the prior written approval of BUYER. BUILDER and BUYER recognize that the lifting gear of the DRILLSHIP will be used to install the BOP stack. Should such approval be given, BUILDER shall make such cranes to normal in functional respect of operation, including, but not limited to the changing of all wires.

     (f) It is agreed by BUILDER and BUYER that no more than twenty percent (20%), by number, of all blocks fabricated for construction of the VESSEL will be built outside of BUILDER's own yard. In case more than twenty percent (20%) of all blocks for the VESSEL is required by the BUILDER to be fabricated outside of BUILDER's own yard, then the BUILDER shall obtain the BUYER's prior written consent. Pursuant to the above, the only facilities to be used other than BUILDER's are the Hanae and Sungnae fabrication yards, provided however, funnel and/or casing may be fabricated at Oriental Fitting Co.

          It is agreed that all TOPSIDE fabrication will be done at BUILDER's facility.

     (g) All initial spare parts for BUILDER Furnished Equipment, including those necessary for shipyard start-up testing and for the commissioning of equipment, shall be provided by BUILDER at BUILDER's cost. Further, BUILDER shall provide to BUYER a listing of all critical spare parts (any long lead item and those spares causing equipment to be out of service for extended periods of time) and two years operating spare parts. In addition, BUILDER agrees to specifically identify on the listing any and all ABS required spare parts. BUILDER will provide such spare parts listing to BUYER as soon as an order for equipment is placed, but in no case later than 90 days prior to DRILLSHIP delivery. The BUYER is responsible for supplying all the equipment and material in accordance with the BUYER's Supplies list attached hereto including the spare/service parts and specialized tools and initial consumables for the BUYER's Supplies.

     (h) Attached hereto as Exhibit 3 is BUILDER's approved vendor list. BUILDER agrees that any material and/or supplies not fabricated by the BUILDER will originate from a vendor so specified in
          Exhibit 3. The manufactures and specifications of machinery and equipment for the DRILLSHIP shall be the same as the BUILDER's hull no.1255, subject to a change(s) if agreed by the BUILDER and the BUYER. In the event procurement of material and/or supplies from the approved vendors are not available due to shortage or delay in delivery thereof to meet the BUILDER's overall construction schedule of the DRILLSHIP, the BUILDER may mobilize and originate from other equivalent with the BUYER's consent, which shall not be unreasonably withheld.

     The BUILDER shall, on a monthly basis, provide BUYER with a written progress report regarding the construction of the VESSEL based on the BUILDER's standards in accordance with their IS09001 procedure. Such report is to include a summary of the progress to date as well as the progress since the previous report. In a form and frequency to be agreed, the BUILDER will furnish the BUYER a simple written report updating the progress on major milestones in the production schedule. Informal oral reports shall be furnished to the BUYER by the BUILDER upon request.

     In addition, BUILDER shall include a limited number of color photographs relevant to the fabrication process for the construction period of the DRILLSHIP in the progress report. Photographs are to be 5 x 7 inches, bound in books with dates and descriptive captions. As soon as each volume is available, BUILDER shall furnish three (3) sets of books of photographs and one (1) set of negatives to the BUYER with one (1) set and the (1) one set of negatives delivered to the project manager in Koje and two sets of photographs delivered to project sponsor in Houston, Texas.

(End of Article)

               ARTICLE V - MODIFICATIONS, CHANGES AND EXTRAS

1.   How Effected:

          The Specifications may be modified and/or changed by written request of the BUYER subject to BUILDER's approval (which approval shall not be unreasonably withheld) and provided that any modifications and/or changes requested by the BUYER or an accumulation of such modifications and/or changes will not adversely affect the BUILDER's other commitments and the BUYER shall first agree in writing, before such modifications and/or changes are carried out, to any adjustment in the Contract Price, time for delivery of the
     DRILLSHIP or other terms and conditions of this Contract or the Specifications occasioned by or resulting from such modifications and/or changes. The BUILDER hereby agrees to exert its best efforts to accommodate such reasonable request by the BUYER so that the said changes and/or modifications may be made at a reasonable cost and within the shortest period of time which is reasonably possible. Any such agreement for modifications and/or changes shall include an agreement as to the increase or decrease, if any, in the Contract Price of the DRILLSHIP together with an agreement as to any extension or reduction in the time of delivery, or any other alterations in this Contract or the Specifications occasioned by such modifications and/or changes. The aforementioned agreement to modify and/or change the Specifications may be effected by an exchange of letters signed by the authorized representatives of the parties hereto, or telex confirmed in writing, manifesting such agreement. Such letters and confirmed telex exchanged by the parties hereto pursuant to the foregoing shall constitute an amendment of the Specifications, and such letters and telex shall be incorporated into this Contract and made a part hereof. The BUILDER may make minor changes to the Specifications, if found necessary for introduction of improved production methods or otherwise, provided that the BUILDER shall first obtain the BUYER's written approval which shall not be unreasonably withheld.

2.   Changes in Rules of Classification Society, Regulations, etc.:

          If, after the date of signing this Contract, any requirements as to Classification Society, or as to the rules and regulations to which the construction of the DRILLSHIP is required to conform, are altered or changed by the Classification Society or regulatory bodies authorized to make such alterations or changes, either of the parties hereto, upon receipt of information thereof, shall transmit such information in full to the other party in writing, thereupon within Twenty-One (21) days after receipt of the said notice from the other party, the BUYER shall instruct the BUILDER in writing if such alterations or changes shall be made in the DRILLSHIP or not, in the BUYER's sole discretion.

         The BUILDER shall promptly comply with such alterations or changes, if any, in the construction of the DRILLSHIP, provided that the BUYER shall first agree:

     (a) To any increase or decrease in the Contract Price of the DRILLSHIP that is reasonably occasioned by the cost of such compliance;

     (b) To any reasonable extension in the time of delivery of the DRILLSHIP that is necessary due to such compliance;

     (c) To any reasonable deviation in the contractual displacement of the DRILLSHIP, if compliance results in an altered displacement, or any other reasonable alterations in the terms of this Contract or of the Specifications or both, if compliance makes such alterations of terms necessary.

    Such agreement of the BUYER shall be effected in the same manner as provided in Paragraph 1 of this Article for modifications and/or changes of the Specifications.

3.   Substitution of Materials:

         In the event that any of the materials required by the Specifications or otherwise under this Contract for the construction of the DRILLSHIP can not be procured in time to effect delivery of the DRILLSHIP, or are in short supply, the BUILDER may, provided the BUYER so agrees in writing, supply other materials and equipment of the best available and like quality, capable of meeting the requirements of the Classification Society and of the rules, regulations, requirements and recommendations with which the construction of the DRILLSHIP must comply. Any agreement as to such substitution of materials shall be effected in the manner as provided in Paragraph 1 of this Article, and shall, likewise, include decrease or increase in the Contract Price and other terms and conditions of this Contract affected by such substitution.

(End of Article)

               ARTICLE VI - TRIALS AND ACCEPTANCE

1.   Notice:

         The sea trial shall start when the DRILLSHIP is reasonably completed in all material respects according to the Specifications.

         The BUILDER shall give the BUYER at least Twenty(20) days estimated prior notice and Seven(7) days confirming prior notice in writing or by telex confirmed in writing of the time and place of the trial run of the DRILLSHIP, and the BUYER shall promptly acknowledge receipt of such notice. The BUYER shall have its representative and his assistant(s) on board the DRILLSHIP to witness such trial run.

         Failure in attendance of the BUYER's representative at the trial run of the DRILLSHIP for any reason whatsoever after due notice to the BUYER as above provided shall be deemed to be a waiver by the BUYER of its right to have its representative on board the DRILLSHIP at the trial run, and the BUILDER may conduct the trial run without attendance of the BUYER's representative, and in such case the BUYER shall be obligated to accept the DRILLSHIP on the basis of certificates of the Classification Society and a certificate of the BUILDER stating that the DRILLSHIP, upon trial run, is found to conform to this Contract and the Specifications.

2.  Weather Condition:

         The trial run shall be carried out under the weather condition which is deemed favorable enough by the judgement of both the BUYER and the BUILDER. In the event of unfavorable weather on the date specified for the trial run, the same shall take place on the first available day thereafter that the weather condition permits. it is agreed that, if during the trial run of the DRILLSHIP, the weather should suddenly become so unfavorable that orderly conduct of the trial run can no longer be continued, the trial run shall be discontinued and postponed until the first favorable day next following, unless the BUYER shall assent in writing to acceptance of the DRILLSHIP on the basis of the trial run already made before such discontinuance has occurred.

         Any delay of trial run caused by such unfavorable weather condition shall operate to postpone the Delivery Date by the period of the delay involved and such delay shall be deemed as permissible delay in the delivery of the DRILLSHIP.

3.  How Conducted:

     (a) The DRILLSHIP shall run the official trial run in the manner as specified in the Specifications.

     (b) All expenses in connection with the trial run are to be for account of the BUILDER and the BUILDER shall provide, at its own expense, the necessary crew to comply with conditions of safe navigation.

     (c) BUYER shall furnish complete procedures and supervision for the installation, testing and precommissioning for the BOP stack.

4.  Method of Acceptance or Rejection:

     (a) Upon completion of the trial run, the BUILDER shall give the BUYER a notice by telex confirmed in writing of completion of the trial run, as and if the BUILDER considers that the results of trial run indicate conformity of the DRILLSHIP to this Contract and the Specifications. The BUYER shall, within Five
          (5) days after receipt of such notice from the BUILDER, notify the BUILDER by telex or telefax confirmed in writing of its acceptance or rejection of the trial results.

     (b) However, if the result of the trial run is unacceptable, or if the DRILLSHIP, or any part or equipment thereof, (except a defect in the BUYER's Supplies not the responsibility of the BUILDER) does not conform to the requirements of this Contract and/or the Specifications, or if the BUILDER is in agreement to non-conformity as specified in the BUYER's notice of rejection, then, the BUILDER shall take necessary steps to correct such non conformity.

         The  DRILLSHIP  may  be  redocked in the event  of  unsatisfactory sea-trial results for the dynamic positioning and thruster systems, or other major system malfunction which cannot be repaired afloat.

         Upon completion of correction of such non-conformity, and re-test or trial if necessary, the BUILDER shall give the BUYER notice thereof by telex or telefax confirmed in writing.

         The BUYER shall, within Five (5) days after receipt of such notice from the BUILDER, notify the BUILDER of its acceptance or rejection of the DRILLSHIP's conformity by telex or telefax confirmed in writing.

     (c) If any event that the BUYER rejects the DRILLSHIP, the BUYER shall indicate in detail in its notice of rejection in what respect the DRILLSHIP, or any part or equipment thereof (except a defect in the BUYER's Supplies not the responsibility of the BUILDER) does not conform to this Contract and/or the Specifications.

     (d) In the event that the BUYER fails to notify the BUILDER by telex or telefax confirmed in writing of the acceptance of or the rejection together with the reason therefor of the DRILLSHIP within the period as provided in the above Sub-paragraph (a) or
         (b), the BUYER shall be deemed to have accepted the trial results and/or the DRILLSHIP, as appropriate.

     (e) Any dispute between the BUILDER and the BUYER as to the conformity or non-conformity of the DRILLSHIP to the requirements of this Contract and/or the Specifications shall be submitted for final decision in accordance with Article XII hereof.

5.  Effect of Acceptance:

             Acceptance  of  the DRILLSHIP as above provided in  Paragraphs
        4(a) or 4(b) of this Article VI shall be final and binding so far as conformity of the DRILLSHIP to this Contract and the Specifications is concerned and shall preclude the BUYER from refusing formal delivery of the DRILLSHIP as hereinafter provided, if the BUILDER complies with all other procedural requirements for delivery as provided in Article VII hereof. However, the BUYER's acceptance of the DRILLSHIP shall not affect the BUYER's rights under Article IX hereof.

6.  Disposition of Surplus Consumable Stores:

             Any fuel oil furnished and paid for by the BUILDER for trial runs remaining on board the DRILLSHIP, at the time of acceptance of the DRILLSHIP by the BUYER, shall be bought by the BUYER from the BUILDER at the BUILDER's purchase price for such supply in Korea and payment by the BUYER thereof shall be made at the time of delivery of the DRILLSHIP. The BUILDER shall pay the BUYER at the time of delivery of the DRILLSHIP an amount for the consumed quantity of any lubricating oil and greases which were furnished and paid for by the BUYER at the BUYER's purchase price thereof.

(End of Article)

                       ARTICLE VII - DELIVERY

1.  Time and Place:

            The DRILLSHIP shall be delivered by the BUILDER to the BUYER at the Shipyard on July 31, 2000 (unless delays occur in the construction of the DRILLSHIP or in any performance required under this Contract due to causes which under the terms of this Contract permit postponement of the date of delivery, in which event, the aforementioned date for delivery of the DRILLSHIP shall be changed accordingly) or, such earlier or later date after completion of the DRILLSHIP according to this Contract and the Specifications.

            The aforementioned date, or such earlier or later date to which the requirement of delivery is advanced or postponed pursuant to this Contract, is herein called the "Delivery Date".

2.  When and How Effected:

            Provided  that  the BUILDER and the BUYER shall have  fulfilled all of their obligations stipulated under this Contract, the delivery of the DRILLSHIP shall be effected forthwith by the concurrent remittance of the fifth installment in accordance with
       Article II, Section 5(c) and delivery by each of the parties hereto to the other of the PROTOCOL OF DELIVERY AND ACCEPTANCE, acknowledging delivery of the DRILLSHIP by the BUILDER and acceptance thereof by the BUYER.

3.  Documents to be delivered to BUYER:

            Upon delivery and acceptance of the DRILLSHIP, the BUILDER shall deliver to the BUYER the following documents, which shall accompany the PROTOCOL OF DELIVERY AND ACCEPTANCE:

        (a) PROTOCOL OF TRIALS of the DRILLSHIP made pursuant to the Specifications;

        (b) PROTOCOL OF INVENTORY of the equipment of the DRILLSHIP, including spare parts and the like, as specified in the Specifications;

        (c) PROTOCOL OF STORES OF CONSUMABLE NATURE referred to under paragraph 6 of Article VI hereof;

        (d)  ALL   CERTIFICATES,   including  the   BUILDER's   CERTIFICATE
             required to be furnished upon delivery of the DRILLSHIP pursuant to this Contract and the Specifications;

             It is agreed that if, through no fault on the part of the BUILDER, the Classification certificates and/or other certificates are not available at the time of delivery of the DRILLSHIP, provisional certificates shall be accepted by the BUYER, provided that the BUILDER shall furnish the BUYER with the formal certificates as promptly as possible after such certificates have been issued.

             Application and certificate for statutory inspections by Panamanian Government shall be arranged by the BUYER at its expense.

        (e) DECLARATION OF WARRANTY of the BUILDER that the DRILLSHIP is delivered to the BUYER free and clear of any liens, charges, claims, mortgages, or other encumbrances upon the BUYER's title thereto, and in particular that the DRILLSHIP is absolutely free of all burdens in the nature of imposts, taxes or charges imposed by Korean Governmental Authorities, as well as all liabilities of the BUILDER to its subcontractors, employees and crew, and of the liabilities arising from the operation of the DRILLSHIP in trial runs, or otherwise, prior to delivery;

        (f) DRAWINGS AND PLANS pertaining to the DRILLSHIP as stipulated in the Specifications;

        (g)  COMMERCIAL INVOICE;

        (h) Necessary permits and clearances by Korean Government to enable the DRILLSHIP to sail from Korea following delivery; and

        (i) DRAWINGS/OPERATING MANUALS. All documentation, including, but not limited to complete, as-built drawings, operations manuals, commissioning reports, inclining reports, major/minor equipment certifications, sea trial reports, spare parts list and BUILDER's vendor's documentation will be furnished by BUILDER to BUYER on or before the delivery of the DRILLSHIP.

4.   Postponement of Delivery:

         Notwithstanding the conditions of this Contract, BUYER shall have the option to keep the DRILLSHIP at BUILDER's yard after the Contractual Delivery Date described in this Article VII and postpone the delivery until January 31, 2001 at the latest.

         In the event that BUYER exercises the delayed delivery option and decides to keep the DRILLSHIP at BUILDER's yard at BUYERS's cost and its own risk after the Contractual Delivery Date:

     (a) the Contract Amount shall be increased at the rate of Twenty-Five Thousand Five Hundred United States Dollars (US$ 25,500) per day to cover BUILDER's financing cost for the delayed second payment;

     (b) the property of the DRILLSHIP shall remain at BUILDER until final payment. However, BUYER may use the DRILLSHIP for testing and training purposes and shall be responsible for any maintenance or damages;

     (c) any  costs  caused  by the delayed delivery and  paid  by  BUILDER shall be reimbursed at cost (plus ten percent (10% mark-up on non-BUILDER reimbursable items.) This shall include, but not be limited to, additional insurance cost for any risks, electricity, fuel, office supplies, consumables, port charges (if any), equipment and labor costs rendered to BUYER for safe maintenance and under written request.

5.  Title and Risk:

         Title to and risk of loss of the DRILLSHIP shall pass to the BUYER only upon the delivery and acceptance thereof having been completed as stated above; it being expressly understood that, except as otherwise agreed, until such delivery is effected, title to and risk of damage to or loss of the DRILLSHIP and her equipment shall be in the BUILDER.

6.  Removal of DRILLSHIP:

         The BUYER shall take possession of the DRILLSHIP immediately upon delivery and acceptance thereof and shall remove the DRILLSHIP from the premises of the Shipyard within seven (7) days after delivery and acceptance thereof is effected.

         If the BUYER shall not remove the DRILLSHIP from the premises of the Shipyard within the aforesaid seven (7) days, in such event, the BUYER shall pay to the BUILDER the reasonable mooring charges of the DRILLSHIP.

(End of Article)


              ARTICLE VIII - DELAYS AND EXTENSION OF TIME FOR
                        DELIVERY (FORCE MAJEURE)

1.   Causes of Delay (Force Majeure):

         If, at any time either the construction or delivery of the DRILLSHIP or any performance required hereunder as a prerequisite to the delivery thereof is delayed by any of the following events; namely war, acts of state or government, blockade, revolution, insurrections, mobilization, civil commotion, riots, strikes, sabotage, lockouts, Acts of God or the public enemy, plague or other epidemics, quarantines, prolonged failure of electric current, freight embargoes, or defects in major forgings or castings, if any, or shortage of materials, machinery or equipment in inability to obtain delivery or delays in delivery of materials, machinery or equipment, provided that at the time of ordering the same could reasonably be expected by the BUILDER to be delivered in time, or defects in materials, machinery or equipment which could not have been detected by the BUILDER using reasonable care, or earthquakes, tidal waves, typhoons, hurricanes, prolonged or unusually severe weather conditions or delay in the construction of the BUILDER's other  newbuilding  projects in the same  drydock  due  to  any  such causes as described in this Article which in turn delay the keel laying and eventual delivery of the DRILLSHIP in view of the Shipyard's overall building program or the BUILDER's performance under this Contract, or by destruction of the premises or works of the BUILDER or its sub- contractors, or of the DRILLSHIP, or any part thereof, by fire, landslides, flood, lightning, explosion, or other causes beyond the control of the BUILDER, or its sub-contractors, as the case may be, or for any other causes which, under terms of this Contract, authorize and permit extension of the time for delivery of the DRILLSHIP, then, in the event of delays due to the happening of any of the aforementioned contingencies, the Delivery Date of the DRILLSHIP under this Contract shall be extended for a period of time which shall not exceed the total accumulated time of all such delays.

2.  Notice of Delay:

         Within Fourteen (14) days after the date of occurrence of any cause of delay, on account of which the BUILDER claims that it is entitled under this Contract to a postponement of the Delivery Date, the BUILDER shall notify the BUYER in writing or by telex or telefax confirmed in writing of the date when such cause of delay occurred. Likewise, within Fourteen (14) days after the date of ending of such cause of delay, the BUILDER shall notify the BUYER in writing or by telex confirmed in writing of the date when such cause of delay ended. The BUILDER shall also notify promptly the BUYER of the period, by which the Delivery Date is postponed by reason of such cause of delay. If the BUILDER does not give the timely advice as above, the BUILDER shall lose the right to claim such delays as permissible delay.

         Failure of the BUYER to acknowledge to the BUILDER's claim for postponement of the Delivery Date within Fourteen (14) days after receipt by the BUYER of such notice of claim shall be deemed to be a waiver by the BUYER of its right to object to such postponement of the Delivery Date.

3.  Definition of Permissible Delay:

         Delays on account of such causes as specified in Paragraph 1 of this Article and any other delay of a nature which under the terms of this Contract permits postponement of the Delivery Date shall be understood to be permissible delays and are to be distinguished from unauthorized delays on account of which the Contract Price is subject to adjustment as provided for in Article III hereof.

4.   Right to Rescind for Excessive Delay:

     (a) If the total accumulated time of all delays claimed by the BUILDER on account of the causes specified in Paragraph 1 of this Article, excluding other delays of the nature which under the terms of this Contract permit postponement of the Delivery Date, amounts to One Hundred Eighty (180) days or more, then, in such event, the BUYER may rescind this Contract in accordance with the provisions of Article X hereof.

          The BUILDER may, at any time after the accumulated time of the aforementioned delays justifying rescission by the BUYER, demand in writing that the BUYER shall make an election, in which case the BUYER shall, within Fourteen (14) BUILDER's working days after such demand is received by the BUYER either notify the BUILDER of its intention to rescind this Contract, or consent to a postponement of the Delivery Date to a specified future date, which date BUILDER represents to BUYER is the earliest date BUILDER can deliver the DRILLSHIP to
          BUYER, based on the circumstances then known, it being understood by the parties hereto that if the DRILLSHIP is not delivered by such future date, the BUYER shall have the same right of rescission upon the same terms and conditions as hereinabove provided.

     (b) If at any time during the term of this Contract, BUILDER falls more than 270 days behind in the construction of the DRILLSHIP according to the Delivery and Construction Schedule, for any reason whatsoever, and whether as a result of permissible delay or otherwise, BUYER shall be entitled to give written notice to BUILDER that BUYER considers BUILDER in material default of its obligations under this Contract, and if BUILDER has not cured such default within Thirty (30) days after receipt of such notice, BUYER shall have the right to rescind this Contract in accordance with the provisions of Article X hereof.

(End of Article)

                     ARTICLE IX - WARRANTY OF QUALITY

1.Guarantee:

          The BUILDER, for the period of Twelve (12) months after delivery of the DRILLSHIP, including any period under the delayed delivery option which may be exercised by the BUYER as specified in
     Article VII-4 herein (hereinafter called "Guarantee Period"), guarantees the DRILLSHIP including all parts and equipment manufactured, furnished or installed by the BUILDER or its subcontractors under this Contract, and including the machinery, equipment and appurtenances thereof (including the installation work performed or required to be performed by BUILDER under this Contract for the BUYER supplied or furnished equipment), under the Contract but excluding any item which is supplied or designated by the BUYER or by any other bodies on behalf of the BUYER, against all defects and all damages to the DRILLSHIP resulting therefrom occurring within the Guarantee Period which are due to defective material, design and/or poor workmanship or negligent or other improper acts or commissions on the part of the BUILDER or its subcontractors (hereinafter called the "Defect" or "Defects") and are not a result of accident, ordinary wear and tear, misuse, mismanagement, negligent or other improper acts or omissions or neglect on the part of the BUYER, its employee or agents.

          The BUILDER shall arrange for the BUYER to obtain three (3) years guarantee after delivery of the DRILLSHIP for the paint materials in the ballast tank coatings through the paint manufacturer selected by the BUILDER. But, the BUILDER's guarantee for the ballast tank coating shall be in no event longer than one
     (1) year after delivery of the DRILLSHIP unless major repairs as defined in Clause 3 of this Article have arisen. Such additional extended guarantee shall proceed between the BUYER and the selected manufacturer arranged by the BUILDER. Final selection of the ballast tank coatings manufacturer is subject to the approval of the BUYER, not to be unreasonably withheld.

2.   Notice of Defects:

          The BUYER shall notify the BUILDER in writing, or by telex confirmed in writing, of any Defect for which claim is made under this guarantee, as promptly as possible af ter discovery thereof. The BUYER's written notice shall describe in detail the nature, cause and extent of the Defects.

          The BUILDER shall have no obligation for any Defect discovered prior to the expiry date of the Guarantee Period, unless notice of such Defect or any damage resulting therefrom is received by the BUILDER not later than Ten (10) BUILDER's working days after the expiry date of the Guarantee Period.

3.  Remedy of Defects:

     (a) The BUILDER shall remedy, at its expense, any Defect against which the DRILLSHIP is guaranteed under this Article, by making all necessary repairs or replacements at the Shipyard.

     (b) However, if it is impracticable to bring the DRILLSHIP to the Shipyard, the BUYER may cause the necessary repairs or replacements to be made elsewhere which is deemed suitable for the purpose, provided that, in such event, the BUILDER may forward or supply replacement parts or materials to the
         DRILLSHIP, unless forwarding or supplying thereof to the DRILLSHIP would impair or delay the operation or working schedule of the DRILLSHIP. In the event that the BUYER proposes to cause the necessary repairs or replacements for the
         DRILLSHIP to be made at any other shipyard or works than the Shipyard, the BUYER shall first, but in all events as soon as possible, give the BUILDER notice in writing or by telex confirmed in writing of the time and place when and where such repairs will be made, and if the DRILLSHIP is not thereby delayed, or her operation or working schedule is not thereby impaired, the BUILDER shall have the right to verify by its own representative(s) the nature, cause and extent of the Defects complained of. The BUILDER shall, in such case, promptly advise the BUYER by telex, after such examination has been completed, of its acceptance or rejection of the Defects as ones that are covered by the guarantee herein provided. Upon the BUILDER's acceptance of the Defects as justifying remedy under this Article, or upon award of the arbitration so determining, the BUILDER shall pay to the BUYER for such repairs or replacements a sum equal to the reasonable cost of making the same repairs or replacements in a first class Korean shipyard, at the prices prevailing at the time of such repairs or replacements are made. The guarantee works shall be settled regularly during the Guarantee Period. The actual reimbursement for the guarantee shall be made in a lump sum at the expiry of the Guarantee Period.

     (c) In any case, the DRILLSHIP shall be taken, at the BUYER's cost and responsibility, to the place elected, ready in all respects for such repairs or replacement.

     (d) Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XII hereof.

     (e) Repairs under this Article are guaranteed for the balance of the period set out in paragraph 1 of this Article but for major repairs are guaranteed for the longer of the balance of the period set out in paragraph 1 of this Article or 6 months from the date of completion of major repairs, but in no event longer than 18 months after the Delivery Date. For purposes hereof, "major repairs" shall be defined as a repair costing more than One Hundred Fifty Thousand United States Dollars (US$150,000)

4.   Extent of BUILDER's Responsibility:

     (a) The BUILDER shall have no responsibility or liability for any other defect whatsoever in the DRILLSHIP other than the Defects specified in Paragraph 1 of this Article, other than to repair all damages to the DRILLSHIP discovered within the Guarantee Period and resulting from or caused by the Defects which are not attributable to the BUYER's (i) improper acts or omissions,
          (ii) negligence, or (iii) misuse.

          Nor shall the BUILDER in any circumstances be responsible or liable for any consequential or special loss, damage or expense, including, but not limited to, loss of time, loss of profit of earnings or demurrage directly or indirectly occasioned to the BUYER by reason of the Defects specified in Paragraph 1 of this Article or due to repairs or other works done to the DRILLSHIP to remedy such Defects.

     (b) The BUILDER shall not be responsible for any defect in any part of the DRILLSHIP which may, subsequently to delivery of the DRILLSHIP, have been replaced or repaired in any way by any other contractor, unless done pursuant to Paragraph 3 (b) of this Article, or for any defect which have been caused or aggravated by omission or improper use and maintenance of the DRILLSHIP on the part of the BUYER, its ser-vants or agents or by ordinary wear and tear or by any other cause beyond control of the BUILDER (other than aggravation of defect or results of defect resulting from the use or operation of the DRILLSHIP after knowledge of same by BUYER, where such continued use or operation was unavoidable to preserve or protect the safety of the DRILLSHIP or her crew).

     (c) The guarantee contained as hereinabove in this Article replaces and excludes any other liability, guarantee, warranty and/ or condition imposed or implied by the law, customary, statutory or otherwise, by reason of the construction and sale of the DRILLSHIP by the BUILDER for and to the BUYER.

5.  Guarantee Engineer:

         The BUILDER shall, at the request of the BUYER, appoint a maximum of two (2) Guarantee Engineers to serve on the DRILLSHIP as its representative for a period of up to Three (3) months from the date the DRILLSHIP is delivered. However, if the BUYER shall deem it necessary to keep the Guarantee Engineers on the DRILLSHIP for a longer period, then he shall remain on board the DRILLSHIP after the said up to Three (3) months, up to but not longer than Six (6) months from the delivery of the DRILLSHIP.

         The   BUYER,  and  its  employees,  shall  give  such  Guarantee
    Engineers full cooperation in carrying out his duties as the representative of the BUILDER on board the DRILLSHIP.

         The BUYER shall accord the Guarantee Engineers treatment comparable to the DRILLSHIP's Chief Engineer, and shall provide board and lodging at no cost to the BUILDER or the Guarantee Engineers. The BUILDER and the BUYER shall, prior to delivery of the DRILLSHIP, execute a separate agreement regarding the Guarantee Engineers.

         While the Guarantee Engineers are on board the DRILLSHIP, the BUYER shall pay to the Guarantee Engineers the sum of US$5,000 per man per month, the expenses of his repatriation to Seoul, Korea by air upon termination of his service, the expenses of his communication with the BUILDER incurred in performing his duties and expenses, if any, of his medical and hospital care in the DRILLSHIP's hospital.

         BUILDER will have the option, at BUILDER's sole risk and expense, to place a maximum of two (2)additional Guarantee Engineers on board the DRILLSHIP for a period of up to six (6) months. The BUYER will provide board, lodging, communications and general working support services at no cost to the BUILDER or the Guarantee Engineers but all other expenses shall be for the sole account of BUILDER.

(End of Article)

                ARTICLE X - RESCISSION BY BUYER

1.  Notice:

         The payments made by the BUYER prior to delivery of the DRILLSHIP shall be in the nature of advances to the BUILDER, and in the event that the DRILLSHIP after sea trial is rejected by the BUYER or the Contract is rescinded by the BUYER in accordance with the terms of this Contract under and pursuant to any of the provisions of this Contract specifically permitting the BUYER to do so, then the BUYER shall notify the BUILDER in writing or by telex confirmed in writing, and such rescission shall be effective as of the date when notice thereof is received by the BUILDER.

2.  Refundment by BUILDER:

         In case the BUILDER receives the notice stipulated in Paragraph 1 of this Article, the BUILDER shall promptly refund to the BUYER the full amount of all sums paid by the BUYER to the BUILDER on account of the DRILLSHIP, together with the interest thereon, unless the BUILDER proceeds to the arbitration under the provisions of
    Article XII hereof.

         In the event of such rescission by the BUYER, the BUILDER shall pay the BUYER interest at the rate of Eight percent (8t) per annum on the amount required herein to be refunded to the BUYER, computed from the date following the respective date on which such sums were paid by the BUYER to the BUILDER to the date of remittance by transfer of such refund to the BUYER by the BUILDER, provided, however, that if the said rescission by the BUYER is made under the provisions of Paragraph 4 of Article VIII hereof, then in such event the BUILDER shall pay the BUYER interest at the rate of Four percent (4%) per annum on the sums refundable.

         As security for refund of installments prior to delivery of the DRILLSHIP, the BUILDER shall furnish to BUYER, prior to the due date of the first installment, with a letter of guarantee covering the amount of such pre-delivery installments and issued by the BUILDER's BANK in favor of the BUYER. Such letter of guarantee shall have substantially the same form and substance as Exhibit "All annexed hereto.

         The BUILDER represents and warrants that Korean law no longer requires issuance of an Export License on the Option vessel in connection with issuance of, or payment under, the Refund Guarantee, and shall remain responsible to provide to the BUYER any such Export License as and to the extent required by Korean law, whether now or in the future.

3.  Discharge of Obligations:

         Upon such refund by the BUILDER to the BUYER, all obligations, duties and liabilities of each of the parties hereto to the other under this Contract shall be forthwith completely discharged, without prejudice, however, to any claims either party may have resulting from the other party's breach of any of its obligations under this Contract.

(End of Article)

                  ARTICLE XI - BUYER'S DEFAULT

1.   Definition of Default:

         The BUYER shall be deemed to be in default of its performance of obligations under this Contract in the following cases:

     (a) If the first installment is not paid by the BUYER to the BUILDER within Three(3) banking days in New York after such installment becomes due and payable as provided in Article II hereof; or

     (b) If the second installment is not paid by the BUYER to the BUILDER in New York at the time such installment becomes due and payable upon delivery of the Vessel as provided in Article II hereof; or

     (c) If the increased amount in the Contract Price as adjusted due and payable upon delivery of the DRILLSHIP is not paid by the BUYER concurrently with delivery of the DRILLSHIP as provided in Article II hereof; or

     (d) If the BUYER, when the DRILLSHIP is duly tendered for delivery by the BUILDER in accordance with the provisions of this Contract, fails to accept the DRILLSHIP within Five (5) days from the tendered date without any specific and valid ground thereof under this Contract.

2.   Effect of Default on or before Delivery of DRILLSHIP:

     (a) Should the BUYER make default in payment of any installment of the Contract Price on or before delivery of the DRILLSHIP, the BUYER shall pay the installment(s) in default plus accrued interest thereon at the rate of eight percent (816) per annum. computed from the due date of such installment to the date when the BUILDER receives the payment, and, for the purpose of Paragraph 1 of Article VII hereof, the Delivery Date of the DRILLSHIP shall be automatically extended by a period of continuance of such default by the BUYER.

         In any event of default by the BUYER, the BUYER shall also pay all charges and expenses incurred to the BUILDER in direct consequence of such default.

     (b) If any default by the BUYER continues for a period of Ten (10) days, the BUILDER may, at its option, rescind this Contract by giving notice of such effect to the BUYER by telex confirmed in writing.

          Upon dispatch by the BUILDER of such notice of rescission, this Contract shall be forthwith rescinded and terminated. In the event of such rescission of this Contract, the BUILDER shall be entitled to retain any installment or installments already paid by the BUYER to the BUILDER on account of this Contract and the BUYER's Supplies, if any.

3.  Disposal of DRILLSHIP:

     (a) In the event that this Contract is rescinded by the BUILDER under the provisions of Paragraph 2(b) of this Article, the BUILDER may, at its sole discretion, either complete the DRILLSHIP and sell the same, or sell the DRILLSHIP in its incomplete state, free of any right or claim of the BUYER. Such sale of the DRILLSHIP by the BUILDER shall be either by public auction or private contract at the BUILDER's sole discretion and on such terms and conditions as the BUILDER shall deem fit.

     (b) In the event of such sale of the DRILLSHIP, the amount of the sale received by the BUILDER shall be applied firstly to all expenses attending such sale or otherwise incurred to the BUILDER as a result of the BUYER's default, secondly to the payment of all costs and expenses of construction of the DRILLSHIP incurred to the BUILDER less BUYER's Supplies and the installments already paid by the BUYER, and then to the compensation to the BUILDER for a reasonable loss of profit due to rescission of this Contract, and finally to the repayment to the BUYER if any balance is obtained.

     (c) If the proceeds of sale are insufficient to pay such total costs and loss of profit as aforesaid, the BUYER shall promptly pay the deficiency to the BUILDER upon request.

4.  Dispute:

         Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XII hereof.
(End of Article)

                   ARTICLE XII - ARBITRATION

1.  Decision by the Classification Society:

         If any dispute arises between the parties hereto in regard to the design and/or construction of the DRILLSHIP, its machinery and equipment, and/or in respect of the materials and/or workmanship thereof and/or thereon, and/or in respect of interpretations of this Contract or the Specifications, the parties may by mutual agreement refer the dispute to the Classification Society or to such other expert as may be mutually agreed between the parties hereto, and whose decision shall be final, conclusive and binding upon the parties hereto.

2.   Proceedings of Arbitration:

         In the event that the parties hereto do not agree to settle a dispute according to Paragraph 1 of this Article and/or in the event of any other dispute of any kind whatsoever between the parties and relating to this Contract or its rescission or any stipulation herein, such dispute shall be submitted to arbitration in London. Each party shall appoint an arbitrator and in the event that they cannot agree, the two arbitrators so appointed shall appoint an Umpire. If the two arbitrators are unable to agree upon an Umpire within Twenty (20) days after appointment of the second arbitrator, either of the said two arbitrators may apply to the President for the time being of the London Maritime Arbitrators Association to appoint the Umpire, and the two arbitrators and the Umpire shall constitute the Board of Arbitration. Such arbitration shall be in accordance with and subject to the provisions of the British Arbitration Act 1979, or any statutory modification or re-enactment thereof for the time being in force.

         Either  party  may  demand arbitration of any  such  dispute  by giving notice to the other party. Any demand for arbitration by either of the parties hereto shall state the name of the arbitrator appointed by such party and shall also state specifically the question or questions as to which such party is demanding arbitration. Within Fourteen (14) days after receipt of notice of such demand for arbitration, the other party shall in turn appoint a second arbitrator and give notice in writing of such appointment to the party demanding arbitration. If a party fails to appoint an arbitrator as aforementioned within Fourteen (14) days following receipt of notice of demand for arbitration by the other party, the party failing to appoint an arbitrator shall be deemed to have accepted and appointed, as its own arbitrator, the arbitrator appointed by the party demanding arbitration and the arbitration shall proceed before this sole arbitrator who alone in such event shall constitute the Arbitration Board.

         The award of the arbitrators and/or Umpire shall be final and binding on both parties.

3.  Notice of Award:

         The award decision shall immediately be communicated to the BUYER and the BUILDER by facsimile and confirmed in writing.

4.   Expenses:

         The Arbitration Board shall determine which party shall bear the expenses of the arbitration or the portion of such expenses which each party shall bear.

5.   Entry in Court:

         In case of failure by either party to respect the award of the arbitration, the judgement may be entered in any proper court having jurisdiction thereof.

6.  Alteration of Delivery Date:

         In the event of reference to arbitration of any dispute arising out of matters occurring prior to delivery of the DRILLSHIP, the award may include any adjustment of the Delivery Date which the Arbitration Board may deem appropriate.

(End of Article)

                    ARTICLE XIII - SUCCESSOR AND ASSIGNS

     Neither of the parties hereto shall assign this Contract to any other individual or company (other than BUYER assigning this contract to its parent, subsidiary or affiliated company) unless prior consent of the other party is given in writing, such consent not to be unreasonably withheld, provided however, that subsequent to the payment of the f irst installment of the Contract Price, BUYER, upon giving notice in writing to the BUILDER, shall be f reely entitled to assign, in whole or in part, its rights and obligations under this Contract to any person, company or entity whatsoever. The notice given by BUYER of such assignment shall include a reasonable explanation of the purpose of the assignment and shall provide sufficient information so as to allow the BUILDER to advise the BUILDER's Bank regarding any amendment of the name of the beneficiary of the Refund Guarantee provided for in Article X hereof. Upon such assignment, the BUYER shall provide to BUILDER a copy of any assignment made pursuant hereto.

  In the event of any assignment pursuant to the terms of this Contract, the assignee shall succeed to all of the assigned rights and obligations of the assignor under this Contract and, to the extent assigned, the assignor shall have no further right or obligation hereunder. Should BUYER assign this Contract, any assignee or subsequent assignee of this Contract shall succeed to the rights of the BUYER to further assign this Contract under this Article XIII.

(End of Article)


                    ARTICLE XIV - TAXES AND DUTIES

1.  Taxes and Duties Incurred in Korea:

    The BUILDER shall bear and pay all taxes, duties, stamps and fees incurred in Korea in connection with execution and/or performance of this Contract as the BUILDER, and any taxes and duties imposed in Korea upon the BUYER's Supplies resulting from the failure attributable to the BUILDER in taking all appropriate action to have such BUYER's Supplies imported into Korea under bond for ultimate export with the DRILLSHIP following delivery.

2.   Taxes and Duties Incurred Outside Korea:

    The BUYER shall bear and pay all taxes (other than taxes on income imposed on BUILDER) , duties, stamps and fees incurred outside Korea in connection with execution and/or performance of this Contract as the BUYER, except for taxes and duties imposed upon those items (other than BUYER's Supplies) to be procured by or for the BUILDER for construction of the DRILLSHIP which shall be the responsibility of the BUILDER.

(End of Article)


           ARTICLE XV - PATENTS, TRADEMARKS, COPYRIGHTS, ETC.

1.   Patents:

          Except as to BUYER's Supplies, BUILDER agrees to defend, indemnify and hold BUYER harmless from any liability or claims of patent infringement of any nature or kind (including legal fees and expenses) relating to the infringement or claimed infringement of patent rights of any third party with respect to any material, service, process, or apparatus covered by this Contract, or their use for their intended purpose.

          With regards to the performance of the current Contract, BUYER shall defend, indemnify and hold BUILDER harmless from all claims of infringement of patent rights of any third party related to (i) processes supplied by BUYER or (ii) BUYER's Supplies.

          Except as otherwise provided for in this Agreement, nothing contained herein shall be construed as transferring any rights in any patents, trademarks or copyrights utilized in the performance of this Contract.

2.   General Plans, Specifications and Working Drawings:

          The BUILDER retains all rights with respect to the Specifications, and plans and working drawings, technical descriptions, calculations, test results and other data, information and documents concerning the design and construction of the DRILLSHIP except for such technical documents which have been provided solely by the BUYER or its agents or servants to the BUILDER in connection with design and construction of the DRILLSHIP, and the BUYER undertakes therefore not to disclose the same or divulge any information contained therein to any third parties, without the prior written consent of the BUILDER (such consent not to be unreasonably withheld) except where such disclosure is necessary for usual operation, repair and maintenance of the DRILLSHIP.


              ARTICLE XVI - BUYER'S SUPPLIES

1.   Responsibility of BUYER:

     (a) The BUYER shall, at its own risk, cost and expense, supply and deliver to the BUILDER all of the items to be furnished by the BUYER as specified in the Specifications (herein called the BUYER's Supplies) to a first point of arrival (mainly the port of Pusan, Korea or other places as may be agreed between the parties) in Korea in good condition. Once delivered to the first point of arrival in Korea, the BUYER's Supplies will be at the BUILDER's risk. Prior to the transportation of the BUYER's Supplies within Korea, the BUILDER shall make a visual inspection of BUYER's Supplies and report to BUYER any apparent damage to the BUYER's Supplies. BUYER and BUILDER shall inspect the BUYER's Supplies upon arrival thereof at the Shipyard to determine whether the BUYER's Supplies comply with the contractual specifications or have been damaged during the transportation. If as the result of such inspections, (i) any defect to the BUYER's Supplies is found, or (ii) any damage to the BUYER's Supplies occurring prior to arrival at the first point in Korea is found, then all the remedies and replacements thereof are the responsibility of the BUYER. Any delay or direct expenses regarding the construction of the DRILLSHIP resulting solely from BUYER's failure to have the BUYER's
          Supplies delivered in Korea as agreed herein shall be the BUYER's responsibility. Risk of transportation within Korea to the Shipyard and risk of offloading, uncrating and storage of the BUYER's Supplies upon their arrival at the Shipyard will be with BUILDER. However, the cost for inland transportation, customs clearance, insurance for inland transportation and other costs, if any, for the BUYER's Supplies shall be one point eight percent (1.8%) of the BUYER's Supplies amount on the C.I.F. value basis, which shall be paid by the BUYER to the BUILDER together with the payment of the second installment pursuant to Article II hereof. In case such BUYER's Supplies are delivered directly to the Koje Shipyard by the BUYER, the applicable cost (rate) shall be reduced to zero point zero percent (0.0%) of the BUYER's Supplies amount on the basis of C.I.F. value, except BUYER will pay for customs clearance or any third party costs. BUYER's Supplies sent to ports nearby Koje Shipyard (like Changsengpo and Okpo) will be assessed charges for transportation, customs clearance fee, harbor union fee, pilotage and other costs that are incurred by the BUILDER to facilitate delivery of the BUYER's Supplies to Koje Shipyard. These fees will be charged at actual direct cost. Any loss of or damage to the BUYER's Supplies after they are in the custody of the BUILDER will be for the account of the BUILDER and BUILDER will replace or repair any BUYER's Supplies that may be lost or damaged, and a subsequent delay due to the foregoing and resulting cost impact will be the BUILDER's responsibility. BUILDER agrees and acknowledges that any or all of the BUYER's Supplies may arrive at the Shipyard in individual parts or as component parts to be placed in or made a part of a larger system or module. The BOP is to arrive in not more than four (4) main components.

     (b) In order to facilitate installation by the BUILDER of the BUYER's Supplies in or on the DRILLSHIP, the BUYER shall furnish the BUILDER with necessary specifications, plans, drawings, instruction books, manuals, test reports and certificates required by the rules and regulations of the Specifications. If so requested by the BUILDER, the BUYER, without any charge to the BUILDER, shall cause the represent-atives of the manufacturers of the BUYER's Supplies to advise the BUILDER in installation thereof in or on the DRILLSHIP.

     (c) Any and all of the BUYER's Supplies shall be subject to the BUILDER's reasonable right of rejection, as and if they are found to be unsuitable or in improper condition for installation.

     (d) The Delivery Schedule of the BUYER's Supplies and vendor data shall be mutually agreed, finalized and settled within thirty
          (30) calendar days from the date of contract signing. The delivery dates agreed to on the Delivery Schedule will be the dates BUYER's Supplies are required at first point in Korea. Should the BUYER fail to deliver any of the BUYER's Supplies within Ten (10) days of the time designated by the Delivery Schedule, the Delivery Date shall be automatically extended for a period not to exceed the actual delay, beyond ten(10) days, incurred by the BUILDER. If no delay in the delivery of the DRILLSHIP is incurred by the BUILDER, the Delivery Date shall not change.

     (e) If delay in delivery of any of the BUYER's Supplies exceeds thirty(30) days, then, the BUILDER shall be entitled to proceed with construction of the DRILLSHIP without installation thereof in or on the DRILLSHIP as hereinabove provided, and the BUYER shall accept and take delivery of the DRILLSHIP so constructed, unless such delay is caused by Force Majeure in which case the provision Paragraph 1(d) of this Article shall apply.

     (f)  The   insurance  for  the  BUYER's  Supplies  during   storage,
          construction and installation at the Shipyard is covered and handled by the BUILDER at its cost and responsibility.

2.   Responsibility of BUILDER:

     The BUILDER shall be responsible for storing and handling with reasonable care of the BUYER's Supplies after delivery thereof at the Shipyard, and shall, at its Own cost and expense, install them in or on the DRILLSHIP, unless otherwise provided herein or agreed by the Parties hereto, provided, always, that the BUILDER shall not be responsible for quality, efficiency and/or performance of
     any  of  the  BUYER's  Supplies   (other than  to  install  same  in
     accordance       with   the   manufacturer's   specifications    and
     requirements, copies of which have been provided to BUILDER by BUYER).


     It  will  be the BUILDER's responsibility at no cost  to  BUYER to:

     (i) assemble the BUYER's Supplies, bulk material and provide modularization and integration engineering, except procurement engineering related to the BUYER's Supplies, at the Shipyard;

     (ii) test the BUYER's Supplies as necessary or appropriate;

    (iii) construct modules from the BUYER's Supplies as appropriate;

     (iv) test and pre-commission the modules containing the BUYER's Supplies and to generally test all of the BUYER's Supplies;

      (v) install the BUYER's Supplies on the DRILLSHIP, in modules, as required, or otherwise as required, and to integrate the BUYER's Supplies into the overall designed system of the DRILLSHIP;

     (vi) test and pre-commission the integrated modules and systems; and

    (vii) complete and test the entire drilling system where practicable (i.e., equipment functional test only, not full operational load test) to insure that it works harmoniously as a part of the drilling process and the DRILLSHIP so as to be able to accomplish its intended purpose.

     In no event will BUILDER charge any additional cost for any of the above.

     Pre-commission or pre-commissioning as used in this Contract or the Specifications means the putting into service or the commissioning to be done at the Shipyard prior to delivery and acceptance. Pre-commission or pre- commissioning does not mean commissioning that occurs elsewhere.

3.  Title:

          Title to BUYER's Supplies shall at all times remain with BUYER during the Contract; however, BUILDER shall have the risk of loss of or damage to such BUYER's Supplies from the time set out in subparagraph 1(a) of this Article until delivery of the DRILLSHIP.

4.  BUYER's Suppplies Refundment:

          Notwithstanding anything else contained in this Contract, BUILDER agrees that if for any reason whatsoever the DRILLSHIP is not delivered to BUYER, other than as a result of BUYER's default under Article XI of this Contract, then BUILDER shall remit to BUYER the full value of all BUYER's Supplies which have been delivered to the Shipyard or which BUILDER has taken custody of under this
     Article XVI. BUILDER shall remit all amounts due under this paragraph 4 upon written demand by BUYER and upon BUILDER's request, BUYER will furnish BUILDER with reasonable documentation showing BUYER's cost of BUYER's Supplies. BUILDER shall remit all amounts due within thirty (30) days of demand.

(End of Article)

                    ARTICLE XVII - INSURANCE

1.  Extent of Insurance Coverage:

          From the time of the launching until delivery of the DRILLSHIP, the BUILDER shall, at its own cost and expense, keep the DRILLSHIP and all machinery, materials and equipment delivered to the Shipyard for the DRILLSHIP or built into or installed in or upon the DRILLSHIP (except the BUYER's Supplies) fully insured with first class insurance companies or underwriters in Korea with coverage corresponding to the Institute of London Underwriter's Clauses for Builder's Risks. From the time of the first arrival of the BUYER's Supplies in Korea until delivery of the DRILLSHIP, the BUILDER shall keep the BUYER's Supplies fully insured with the aforementioned insurance companies or underwriters to cover Builder's Risk.

          The amount of such insurance coverage shall, up to the date of delivery of the DRILLSHIP, be an amount at least equal to, but not limited to, the aggregate of the payments made by the BUYER to the BUILDER plus One Hundred Million United States Dollars (US$ 100,000,000) to cover BUYER's Supplies in the custody of the Shipyard.

          The policy referred to in this paragraph for the BUYER's Supplies shall be taken out in the name of the BUILDER and BUYER, as their interests may appear, and all losses under such policy shall be payable to the BUILDER and BUYER, as their interests may appear.

2.  Application of the Recovered Amounts:

          In the event that the DRILLSHIP shall be damaged from any insured cause at any time before delivery of the DRILLSHIP, and in the further event that such damage shall not constitute an actual or constructive total loss of the DRILLSHIP, the amount received in respect of the insurance shall be applied by the BUILDER in repair of such damage, satisfactory to the Classification requirements, and the BUYER shall accept the DRILLSHIP under this Contract if completed in accordance with this Contract and the Specifications, however, subject to the extension of delivery time under Article VIII hereof (except in case of negligence of the BUILDER).

          Should the DRILLSHIP from any cause become an actual or constructive total loss, the BUILDER shall either:

   (a) Proceed in accordance with the terms of this Contract, in which case the amount received in respect of the insurance shall be applied to the construction and repair of damage of the DRILLSHIP, provided the parties hereto shall have first agreed thereto in writing and to such reasonable extension of delivery time as may be necessary for the completion of such reconstruction and repair; or

   (b) Refund promptly to the BUYER the full amount of all sums paid by the BUYER to the BUILDER as installments in advance of delivery of the DRILLSHIP, and deliver to the BUYER all BUYER's Supplies (or the insurance proceeds paid with respect thereto), in which case this Contract shall be deemed to be automatically terminated and shall be deemed rescinded for purposes of Article X hereof and all rights, duties, liabilities and obligations of each of the parties to the other shall forthwith cease and terminate.

  Termination of BUILDER's Obligation to Insure:

  The BUILDER shall be under no obligation to insure the DRILLSHIP hereunder after delivery of the DRILLSHIP.

(End of Article)

                         ARTICLE XVIII - NOTICE

Address:

     Any and all notices and communications in connection with this Contract shall be addressed as follows:

To the BUYER:

R&B Falcon Drilling Co.
Attn: Project Sponsor
901 Threadneedle
Houston, Texas 77079-2902

Facsimile No.: (281)589-5189

To the BUILDER:

Samsung Heavy Industries Co., Ltd.
Dongnam Tower Building 890-25,
Daichi-dong, Kangnam-ku,
Seoul, Korea

Facsimile No.

(822) 3458 7503
(822) 3458 7501

or preferably to its Koje Yard:

Samsung Heavy Industries Co., Ltd.
P.O. Box Gohyun 9
530, Jangpyung-ri,
Sinhyun-up, Koje City,
Kyungnam, Korea

Telex No.: K52213
Facsimile No.: (82558) 632 2160 (Design Department)
               (82558) 636 2560 (Customer Coordination Team)

Language:

     Any and all notices and communications in connection with this Contract shall be written in the English language.

3.  Effective Date of Notice

         The notice in connection with this Contract shall become effective from the date when such notice is received by the BUYER or by the BUILDER except otherwise described in the Contract. In case any notice is made by facsimile confirmed in writing, the date when the facsimile is received shall govern.

(End of Article)


            ARTICLE XIX - EFFECTIVE DATE OF CONTRACT

     This Contract shall become effective upon signing by the parties hereto.

     In the event the refund guarantee has not been issued by November 14, 1998 and the BUYER provided same, the BUYER shall have the right to terminate the Shipbuilding Contract by written notice to BUILDER within five business days thereafter. If the BUYER exercises such option, neither party shall have any liability or obligation to the other under this Contract.

(End of Article)

                   ARTICLE XX - INTERPRETATION

1.   Laws Applicable:

          The   parties   hereto  agree  that  the   validity   and   the
     interpretation of this Contract and of each Article and part thereof shall be governed by the laws of England.

2.   Discrepancies:

          All general language or requirements embodied in the Specifications are intended to amplify, explain and implement the requirements of this Contract. However, in the event that any language or requirements so embodied permit an interpretation inconsistent with any provision of this Contract, then, in each and every such event, the applicable provisions of this Contract shall prevail and govern. In the event of conflict between the
     Specifications and Plans, the Specifications shall prevail and govern.

3.   Entire Agreement:

          This Contract contains the entire agreement and understanding between the parties hereto and supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Contract.

4.   Amendments and Supplements:

          Any supplement, memorandum of understanding or amendment, whatsoever form it may be relating to this Contract, to be made and signed among parties hereof after signing this Contract, shall be the integral part of this Contract and shall be predominant over the respective corresponding Article and/or Paragraph of this Contract.

(End of Article)

                  ARTICLE XXI - CONFIDENTIALITY

     BUILDER and BUYER agree that the terms and conditions of this Contract shall remain confidential and neither party shall disclose any such terms and conditions of this Contract to any third party without f irst obtaining the prior written consent of the other, provided however, that either party shall be entitled to disclose any or all of the terms and conditions of the Contract to the extent it is necessary to do so to implement, effectuate and comply with the terms of the Contract or to otherwise exercise any right or discharge any obligation that party may have pursuant to this Contract or to comply with any law, rule, regulation of any governmental entity having jurisdiction over a party or of a stock exchange, securities commission and such on which stock of a party or its affiliate is traded.

     (End of Article)


     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on the day and year first above written.

BUYER:                             BUILDER:
R&B FALCON DRILLING CO.            SAMSUNG HEAVY INDUSTRIES CO., LTD.


By: Andras Bakonyi                 By:
Title: President                   Title:



  IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on the day and year first above written.

BUYER:                             BUILDER:

R&B FALCON DRILLING CO.            SAMSUNG HEAVY INDUSTRIES CO., LTD.


By: Andras Bakonyi                 By: J.W. Kim
Title: President                   Title: President & C.E.O.



                           EXHIBIT "A"

               LETTER OF REFUNDMENT GUARANTEE NO.

Gentlemen:

     We hereby open our irrevocable letter of guarantee No. in favour of R&B Falcon Drilling Co. (hereinafter called the "BUYER") for account of Samsung Heavy Industries Co., Ltd. (hereinafter called the "BUILDER"), Seoul, Korea as follows in consideration of the shipbuilding contract dated October 14, 1998 (hereinafter called the "Contract") made by and among the BUYER and the BUILDER for the construction of one (1) drillship composed of hull part and topside part, having BUILDER's Hull No. 1300 (hereinafter called the "DRILLSHIP").

     If in connection with the terms of the Contract the BUYER shall become entitled to a refund of the advance payment(s) made to the BUILDER prior to the delivery of the DRILLSHIP, we hereby irrevocably guarantee the repayment of the same to the BUYER immediately on demand Twenty-One Million Nine Hundred and Fifty Thousand Unites States Dollars (Say US$ 21,950,000 only) together with interest thereon at the rate of 8% per cent per annum. from the date following the date of receipt by the BUILDER to the date of remittance by telegraphic transfer of such refund.

     In case any refund is made to you by the BUILDER or by us under this guarantee, our liability hereunder shall be automatically reduced by the amount of such refund.

     In the event of rescission of the Contract being based on delays due to force majeure or other causes beyond the control of the BUILDER, as required by Article X of the Contract, interest shall be paid at the rate of four percent (4%) per annum from the date following the date of Builder's receipt of each installment to the date of remittance by telegraphic transfer of the refund.

     This letter of guarantee is available against BUYER's simple receipt and signed statement certifying that BUYER's demand for refund has been made in conformity with Article X of the Contract and the BUILDER has failed to make the refund within Thirty (30) days after your demand to the BUILDER. Refund shall be made to you by telegraphic transfer in United States Dollars.

     This letter of guarantee shall expire and become null and void upon receipt by the BUYER of the sum guaranteed hereby or upon acceptance by the BUYER of delivery of the DRILLSHIP in accordance with the terms of the Contract and, in either case, this letter of guarantee shall be returned to us. This guarantee is valid from the date of this letter of guarantee until delivery or in the event of delayed delivery until such time as the DRILLSHIP is delivered by the BUILDER to the BUYER in accordance with the terms of the Contract.

     Notwithstanding the provisions hereinabove, in case we receive notification from you or the BUILDER confirmed by the Arbitration Board stating that your claim to rescind the Contract or your claim for refundment thereunder has been disputed and referred to Arbitration in accordance with the provisions of the Contract, the period of validity of this guarantee shall be extended until Thirty (30) days after the final award shall be rendered in the Arbitration and a copy thereof acknowledged by the Arbitration Board. In such case, this guarantee shall not be available unless and until such acknowledged copy of the final award in the Arbitration justifying your claim is presented to us.

     This guarantee shall not be affected by any extension of time or concession granted by the BUYER to the BUILDER or any delay or failure of the BUYER in enforcing its rights under the Contract.

     The BUYER shall have the right to assign this guarantee and all of its benefits to any assignee to whom the Contract is assigned.

     This guarantee shall be governed by the laws of England.

                    Very truly yours,


                          "EXHIBIT B"

                           UNIT RATE


                    EXHIBIT B: UNIT RATE

In connection with the DRILLSHIP Contract for HULL NO. 1300 agreed and signed on October 14, 1998, the Buyer and the Builder agree to the following consideration for the modifications and variation:

1. Should the variation cost proposed by the Builder is not agreed by the BUYER following calculation formula will be applied:

   A. Material                         107% of FOB cost
   B. Labour                           Manhour x Rate
   C. Engineering and Supervision      11% x (A+B)
   D. Overhead                         10% x (A+B+C)

2. Any other matters not contained and/or implied herein should be referred the Contract.

3. Applied Man-Hour is attached.

4. Rate to be applied = US $45/hour


d)  Valves (M-H/each) / Insulation (M-H/LINE-M)


Application          A        B         C        D
Diameter(mm)
    50           1.7/0.6   2.9/0.8   3.5/0.9  4.5/1.2
   100           1.7/0.8   3.0/0.9   3.6/1.2  4.8/1.5
   150           1.7/0.9   3.0/1.2   3.6/1.5  4.8/2.0
   200           3.0/1.1   4.5/1.2   6.0/1.5  7.5/2.3
   300           4.5/1.5   6.8/2.3   9.4/3.0 12.1/3.8
   450           6.0/1.4  10.8/2.7  13.8/3.6 17.4/4.5
   600           9.0/2.3  16.5/4.1  21.0/5.3 26.1/6.6


e)  Cable Installation (M-H/LINE-M)

Application          A      B       C       D
Out diameter(mm)
5-15               0.06   0.08    0.09    0.12
15-30              0.08   0.10    0.12    0.15
30-50              0.09   0.14    0.18    0.23
Greater than 50    0.12   0.20    0.23    0.31


f)  Paintwork for Hullside (M-H/square meter)

Application          In        In Dry Dock
                    Paint  Outside  Inside D/R    Inside
                    Cells    Hull  accommodation   Tank
Blasting/Priming    0.10    0.2        0.3         0.6
Paint application   0.06    0.13       0.15        0.24


Productivity (TOPSIDE)

1. Unit Manhour applied for the progress of Building:

    A. PAU pre-fabrication stage in the shop
    B. PAU Assembly stage on the ground
    C. PAU Assembly on the vessel of the module inside
    D. PAU Assembly on the vessel of module outside

2. Major Manhour

a)   Steelwork (M-H. MT)

Application             A      B       C      D
Drill floor and Sub    52.0    58.5   65.0    74.8
Structure
Modules                48.0    63.0   60.0    69.0
Skid Support,          38.5    43.2   48.0    55.2
Bridge/Crane Truss
and Riser Rack
Miscellaneous steel    60.0    67.6   75.0    86.0
including Handrail,
Ladders, Walkways, etc.


b)  Pipework (M-H/MT)

Application                    A       B       C      D
n.e. 1.5" iameter            125     133     166    185
Over 1.5" n.e.6" Diameter     87      92     115    127
Over 6" Diameter              74      79     98     108


c)  Cable Trays/Ladders (M-H/meter)

Application               A       B       C      D
n.e. 6" Width            0.42    0.50   0.63   0.70
Over 6" n.e. 12" width   0.54    0.72   0.81   0.90
Over 12" n.e.18" width   0.60    0.80   0.90   1.00
Over 18" n.e.24" width   0.72    0.96   1.08   1.20
Over 24" n.e.30" width   0.90    1.20   1.35   1.50
Over 30" Width           1.14    1.52   1.71   1.90


d)  Valves (M-H/each)/ Installation (M-H/meter)

Application          A       B      C       D
Diameter             -     3.36   4.20    4.62
n.e.2"
41'                  -     5.60   7.00    7.70
6"                   -     7.68   9.60    10.56
8"                   -     8.40   10.50   11.55
101,                 -     11.28  14.10   15.51
12"                  -     13.60  17.00   18.70
16"                  -     17.84  22.30   24.53
20"                  -     20.96  26.20   28.82
24"                  -     26.40  33.00   36.30

e)  Cable Installation (M-H/meter)

Application                A       B        C          D
n.e. 4mm2                        0.16     0.16       0.16
Over 4mm2 n.e. 10mm2       -     0.16     0.16       0.23
Over 10mm2 n.e. 25mm2      -     0.23     0.30       0.43
Over 25mm 2 n.e. 40mm2     -     0.30     0.43       0.56
Over 70mm2 n.e. 110mm2     -     0.56     0.85       0.98
Over 110mm2 n.e.150mm2     -     0.69     0.98       1.25
Over 150mm2 n.e. 225mm2    -     0.85     1.25       1.41


f)  Paintwork (M-Wsquare meter)

Application       Over 500   n.e.500    Small
                     mm        nun      piece
                    Depth     Depth   Inside of
                                         tank
Blasting/Priming    0.358     0.416     0.708
Paint application   0.057     0.065     0.098
per coat


                          "EXHIBIT 2"

                     BUYER'S SUPPLIES LIST


             SHI HN1300 (S4M) OFE
                                                           Primary
  AFE No.    Equipment                P8 Vendor   P8   PM    Eng   comment
                                                  P.O. No.
             002- Marine Systems:
 002-001.1   Bulk Air Pressure Reducing           TBA   255  NDH
             Stations, 40psi & 60psi
 002-002.1   Cascade Air Compressor
              & SCBA's                            TBA   257  NDH
 002-003.1   Central Hydraulic Unit
              & Filters                           TBA   299  SAL
 002-003.2   Hydr./Pneu. Power Packs
             (General Purpose)                    TBA   299  SAL
              Purpose)
 002-004.1   Deck Crane 40 T,         Amclyde    8P011  249  NDH
             120' boom (Port Fwd)
 002-004.2   Deck Crane 80 T, 120'    Amclyde    8PO11  249  NDH
             boom (Sth Fwd)
 002-004.3   Deck Crane 80 T, 140'    Amclyde    8P011  249  NDH
             boom) (Sib Aft)
 002-004.4   Deck Crane 80 T,         Amclyde    8P011  249  NDH
             120'boom (Port Aft)
 002-004.5   Deck Crane 40 T,         Amclyde    8P011  249  NDH
             120'boom (Aft Stem)
 002-006.1   Fenders                  Yokahama   TBA    375  NDH
 002-007.1   Driller's Intercom       Nautronix  8P015  156  JJM         1
 002-007.3   Emergency Acoustic       Nautronix  8PO15  164  JJM        3,4
             BOP Equipment
 002-007.5   Position Reference       Nautronix  8P015  164  JJM
             Equipment
 002-007.6   Compasses and autopilot  Nautronix  8PO15  164  JJM
 002-007.7   GPS Receiver             Nautronix  8PO15  164  JJM
 002-0071    Wi; speed                Nautronix  8PO15  173  JJM
 002-007.10  Environmental            Nautronix  8PO15  173  JJM
             Sensors
 002-007.11  Weather Fax              Nautronix  8PO15  173  JJM
 002-007-12  Training Simulator       Nautronix  8PO15  181  JJM
             and Software
 002-007.13  Engine Control Desk      Nautronix  8PO15  181  JJM         1
 002-007-14  Bridge Control Desk      Nautronix  8PO15  181  JJM         1
 002-007-15  Single Operator          Nautronix  8PO15  181  JJM
             Control Console
 002-007.16  Dynamic Positioning      Nautronix  8PO15  181  JJM         1
             System
 002-007.17  Peripheral Equipment     Nautronix  8PO15  181  JJM         1
 002-007.18  Dual Operator            Nautronix  8PO15  181  JJM
             Control Console
 002-007.19  Thruster Control Console Nautronix  8P015  181  JJM
 002-007.20  Uninterruptible Power    Nautronix  8PO15  246  JJM         1
             Supplies (UPS)
 002-007.21  Radar Plants             Nautronix  8P015  345  JJM
 002-007.22  Navigation Sounder       Nautronix  8P015  346  JJM
 002-007.23  Round Robin (part of     Nautronix  8PO15  347  JJM
             auto telephone)
 002-007.24  Public address           Nautronix  8PO15  347  JJM         1
 002-007.25  Automatic Telephone      Nautronix  8PO15  347  JJM         1
 002-W7.26   Air Band VHF, Radio      Nautronix  8PO15  348  JJM
             Beacon
 002-007.27  Radio Life-saving        Nautronix  8PO15   348  JJM
             Equipment
 002-007.28  Radio Plant              Nautronix  8PO15  349  JJM
 002-008.1   Thrusters         Aquamaster-Rauma  8POO8  360  JJM      from P6
 002-008.2   Thruster Nozzles  Aquamaster-Rauma  8POO8  360  JJM
 002-009.1   Thruster Drives       ABB Industry  8P002  360  JJM
 002-010.1   Thruster Fittings  Aker Mantyluoto  8PO48  360  JJM  1 confirmw/SHl
 002-011.1   Thruster Stand-by Aquamaster-Rauma  8PO58  360  JJM
             Automation System
 002-011.2   Thruster Steering Aquamaster-Rauma  8P058  360  JJM
             Pumps
 002-012.1   Thruster Launching     Hollming Oy  8PO64  360  JJM
             Plates & Domes
 002-013.1   Thruster AC-DC    Aquamaster-Rauma  8P085  360  JJM
             Converters
 002-014.1   Lifeboats & Davits   Schat-Harding  8PO49  301  NDH

1 - Eng'n Req'd
2 - BFE
3 - No Effect to SHI
4 - May be Deleted           13 October 1998              ds4m-ofe



               SHI HN300 (DS4M) OFE
                                                      Primary
   AFE No.     Equipment          P8 Vendor  P8     PM  Eng     Comment
                                             P.O.   No.
               003 - BOP,
               Diverter, & Choke
               Systems:
   003-0011    High Pressure      Shaffer    SP014  135 MNA
               Test Pump for BOP
   003-0012    18-3/4 15,0000     Cameron    8PO46  135 MNA         3
               WP. 'TL" BOP       (P6)
               Stack System
  003-001.3    Lower Riser        Cameron    8PO46  135 MNA         3
               Package for 18-    (P6)
               3/4" 15MX WP.
  003-001.4    BOP Test Stump &   ABB Vetco  8PO56  135 MNA
               Mandrel            Gray
003-001.5 1    BOP Stack          ABB Vetco  8PO56  135 MNA         3
               Wellhead           Gray
               Connector
  003-001-6    Gauge sys. &       Houston    SP060  135 RLH
               chart recorder     Digital
               f/BOP test pump
  003-001.7    LMRP Test Stump &  ABB Vetco  8P078  135 MNA
               Mandrel            Gray
  003-001-8    LMRP Connector     ABB Vetco  8PO78  135 MNA         3
                                 Gray
  003-002.1    Multiplex Subsea   ABB Seatec 8P010  139 RLH
               BOP Control
               System:
  003-002.2    Hot Line Hose      Sea"       8P073  139 RLH
  003-002.3    -Hot Line Storage  Beattie    8P073  139 RLH
               Reel
   003-M.4     Mux cable clamps   All-Points 8P079  139 RLH         3
  003-002.5    Spare mux cable    ABB Seatec 8PO81  139 RLH         3
  003-003.1    BOP Cart           SMST       8P051  142 SAL         1
  003-003.2    Hydraulic          SMST       8P051  142 SAL         1
               Cylinders
  003-003,3    BOP Skid Rails     SMST       8PO51  142 SAL         1
  003-003.4    BOP Support Pads   SMS        8P051  142 SAL         1
   003-OW.5    BOP Skidding       SMST       8PO51  142 SAL         1
               Jacks
  003-003.6    BOP Handling       SMST       8PO51  142 SAL         1
               Cranes
  003-003.7    BOP                SMST       8PO51  142 SAL         1
               Transportation
               System
  003-003.8    Fivdraulic         SMST       8PO51  142 SAL         1
               Control Console
  003-003.9    Cart, Foward       SMST       8P051  142 SAL         1
               Moonpool
               Au)dliary
  003-M. 10    BOP Handling       SMST       8P051  142 SAL         1
               Trolleys
  003-003-11   Hvdraulic Power    SMST       8PO51  142 SAL         1
               Unit
  003-00112    BOP Bulkhead                   TBA   142 SAL
               Guidance
  003-004.1    Drilling Choke     QOP        8PO43  140 SAL
               Remote Panel
  003-004.2    Choke And Kill     OOP        8PO43  140 SAL
               Manifold
  003-005.1    Diverter Control   ABB Seatec 8P010  138 DS4         1
               System
  003-005.2    Diverter Insert    Hydril     8PO38  138 DS4         3
  003-005.3    Diverter Insert    Hydril     8PO38  138 DS4
               Storage Base
  003-005.4    Diverter Handling  Hydril     8PO38  138 DS4         3
               Tools Etc.
  003-005.5    Diverter Upper     Hydril     SP038  138 DS4         3
               Fle4oint
  003-005.6    Diverter Valves    Hydril     SP038  138 DS4
  003-005.7    Diverter Housing   Hydril     8PO38  138 DS4
  003-005.8    Check Valve        Hydril     SP084  138 DS4
               F/Diverter System
  003-005.9    Diverter Selector              TBA   138 DS4
               / Deflector Valve

 1 - Eng'n Req'd
 2 - BFIE
 3 - No Effect to SHI
 4 - May be Deleted             13 October 1998                      ds4m-ofe



             SHI HN1300  (DS4M) OFE
                                                        Primary
  AFE No.    Equipment            PS Vendor  PS      PM   Eng.    Comment
                                             P.O.    No.
             004 - Marine Riser System:
  004-0011   Riser Hi2h Angle                 TBA  144  DS4        3
            Intermediate Flex Joint
 004-001.2   Riser Hangoff Tool Joint         TBA  144  DS4        3
 004-001.3   Riser Gas Handler                TBA  144  DS4        3
 004-001.4   Riser Lower Flex                 TBA  144  DS4        3
            Joint
 004-001.5   Standard Joints,     Vetco      SP037 144  DS4        3
            Bare ClassF, 1340ft
 004-001.6   Standard Joints,     Vetco       8PW7 144  DS4        3
            Buoyant Class'F,
            86x9Oft
 004-001.7   Standard Joints,     Vetco      8P,03 144  DS4        3
            Bare Class'H',                    7
            l8x90ft
 004-001.8   Automatic riser fill-Vetco      8PO37 144  DS4
            up valve
 004-001.9   Riser Spider and     Vetco       8PW7 144  DS4
            gimbal
 004-001 -   Riser Termination    Vetoo      SP037 144  DS4        3
     10      Joint
 004-001.11  Joint Telescopic     Vetco      8PO37 144  DS4
            with Riser Tension
            Ring, 2 pcs
 004-001.12  PupJoi               Vetco      8PO37 144  DS4        3
            50,40,30,20,i5,iOand
            5fts
 004-001.13  Riser Adapter Joint  vetco       8PW7 144  DS4        3
 004-001-14  Riser Crossover      Vetco      8PO37 144  DS4        3
            Joints
 004-001.15  Marine Riser         Vetco      SP037 144  DS4        3
            Handling Tools
 004-003.1   Buoyancy for the     Emerson    8PO42 144  DS4        3
            standard hser joints Cuming
 004-004.1   Crown Block          Shaffer    8P007 104  DS4
 004-004.2   Active Heave System  Shaffer    8P007 ill  DS4
 004-004.3   Pressure Air         Naptech     Wool 144  DS4
            Accumulators 5Ox344
 004-004.4   Crown Mounted Heave  Shaffer    SP007 145  DS4
            Motion Compensator
 004-004.5   Riser Anti-Recoil    Shaffer    8P007 145  DS4
            System
 004-004.6   Direct Hydraulic     Shaffer    SP007 145  DS4
            Control Console
            Assembly
 D04-004.7   Sheaves              Shaffer    8P007 145  DS4
 004-004.8   Electrically Powered Shaffer    8POO7 145  DS4
            Hydraulic Charge
            Pump
 004-004.9   Hydraulic Power Unit Shaffer    SPOO7 145  DS4
 004-004-10  Remote (System       Shaffer    8P007 145  DS4
            Master) Junction Box
 004-004.11  Riser Tensioners     Shaffer    8P007 145  DS4
 004-004.12  Main Barrier Panel   Shaffer    SP007 145  DS4
 004-004.13  Riser Tensioner      Shaffer    8P007 145  DS4
            Control Panels
 004-004.14  Operator (Master)    Shaffer    8P007 145  DS4
            Control Console
 004-004.15  Wire Lines For       Holloway/  SP035 145  DS4
            Tensioners            Houston
 004-004.16  Tensioner Wire Rope  Amclyde    8PO44 145  DS4
            Grips
 004-W4.17   Air Dryer            Hamworthy  8PO25 258  DS4
 D04-004.18  High Pressure        Hamworthy   TBA  259  DS4
            Filters
 004-004.19  HP Air Compressor    Hamworthy   W025 259  DS4

 004-005.1   Riser Centralizer                     150  SAL
            System

  1 - Eng'n Req'd
  2 - BFE
  3 - No Effect to SHI
  4 - May be Deleted             13 October 1998               ds4m-ofe


              SHI HN1300 (DS4M) OFE
                                                         Primary
   AFE No.    Equipment            P8 Vendor   P8    PM    Eng.   Comment
                                               P.O.  No.
              OOS - Hoisting & Rotating System:
  005-001,1   Drilling Dernck      Dreco      8P005  103    SAL
  005-001.2   Drilling Derrick     Dreco      8POO5  103    SAL
             Piping
  005-001.3   Drilling Derrick     Dreco      8POO5  103    SAL
             Electrical Wiring
  005-002.1   Travelling Block     Shaffer    8PO31  105    DS4
  005-004.1   Drawwork's Brake     Emsco      8P003  338    SAL
             Water Coating
             Package
  005-004.2   Drawworks Auto       Emsco      8P003  108    SAL        1
             Block Control
             System
  005-004.3   Rotary Table         Emsco      8P003  122    SAL
  005-004.4   Drawworks Machinery  Emsoo      8P003  108    SAL
             With El Motors
  005-004.5   Dead Line Anchor     Emsm       SP003  110    SAL
  005-004.6   Insert Bowls         Emsco      8POO3  124    SAL        3
  005-004.7   Insert BovAs For     Emsco      8POO3  124    SAL        3
             Casings
  005-004.8   Mud Pumps With El    Emsco      8POO3  212    SAL
             Motors
  005-005.9   Drilling Line        Emsco      SP034  107    SAL
  005-008.1   Kelly Drive                      TBA   128    DS4        3
             Bushings & Spares
  005-009.1   Top Drive Retract    Varco      8POO6  128    SAL
             Dolly Assembly
  005-0092    Too Drive & Motor    Varco      8POO6  128    SAL
             Assembly
  005-009.3   Counterbalance       Varco      8P006  128    SAL
             Assembly
  005-009.4   Rotating Hook        Varco      8POO6  128    SAL
             Adapter
  005-OD9.5   Pipe Handlers        Varco      8POO6  128    SAL
   005-M.6    Adaptor Kits, 3 Pcs  Varco      8POO6  128    SAL
  005-009.7   Top Drive Parking    Varco      SPOO6  128    SAL
             System
  005-009,8   Service Loops &      Varco      8POO6  128    SAL
             Termination Kit
  005-009,9   Control System Less  Varco      8POO6  128    SAL
             Driller'S Console
  005-M. 10   Hook                 Varco      8POO6  106    SAL        3
 005-009.11   Retractable Dolly    Varco      8POO6  128    SAL
             And Dolly Guide
  005-010.1   Derrickman's Escape  Charter    8PO16  211    DS4
             Device
  005-011.1   Elevator For         Emscor     8PO68  268    DS4
             Derrick Man          Champion
  005-011.2   Spares For Derrick   Emscor     8PO69  268    DS4
             Man's Elevator       Champion
  005-012A    Drill Line Stand                 TBA   107    SAL
  005-013.1   SvAvel (Required W               TBA   127    SAL
             Top Drive) For Park

              006 - Downhole Drill String & Tools:
  006-001.1   Drill Pipe &         Woodhouse  8PO57  271    DS4        3
             Acoessories
  006-002.1   Pon Collars          Technofor  8PO59  273    DS4        3
  006-002.2   Hvy. Wate, Drill     Technofor  8PO59  273    DS4        3
             Pipe
  006-OW.3    Drill Collars and    Technofor  SP059  273    DS4        3
             Accessories
  006-002.4   Drill Pipe Pup       Technofor  8PO59  271    DS4        3
             joints
  006-003.1   Sub and Lift Plugs   GRANT       TBA   272    DS4        3
  006-OM.2    Lifting subs &       Gotco       TBA   272    DS4        3
             Pump4n subs
  006-003.3   Keltv saver subs     Waters      TBA   125    DS4        3
  006-003.4   Subs                 Smith Int. 8PO61  272    DS4        3
  006-004-1   Kelly valves         Waters      TBA   141    DS4        3
  006-004.2   Baker float valves   Charter    8PO17  141    DS4        3
             and repair kits
  006-005.1   Fishing Tools        Gotco      8PO53  281    DS4        3
  006-005,2   Fishing Tools        Gotco      8P054  281    DS4        3
  006-005.3   Fishing Tool Spares  Gotco      8PO62  281    DS4        3
  006-005.4   Fishing Tool Spares  Gotco      SP063  281    DS4        3
   006-M.1    Kel!y Spinner        Waters      TBA   290    DS4
  006-007.1   Bit breakers,        R&R        8PO30  141    DS4        3
             calipers & inside
             BOP valves
  006-008.1   Casing Scrapers      Mid-       8PO29  278    DS4        3
                                 Continent
  006-009.1   Kelly 6"             Waters      TBA   125    DS4        3


1 - Eng'n Req'd
2 - BFE
3 - No Effect to SHI
4 - May be Deleted             13 October 1998                   ds4m-ofe


             SHI HN1300 (DS4M) OFE
                                                        Primary
  AFE No.    Equipment             P8 Vendor  P8     PM   Eng.    Comment
                                              P.O.   No.
             OO7 - Hoisting & Rotating System:
 005-001,1   Dfillinq Dernck       Dreco      8P005  103   SAL
  005-W1.2   Drilling Derrick      Dreco      8POO5  103   SAL
            Piping
 005-001.3   Drilling Derrick      Dreco      8POO5  103   SAL
            Electrical Wiring
 005-002.1   Travelling Block      Shaffer    8P031  105   DS4
 005-004.1   Drawwork's Brake      Emsco      8P003  338   SAL
            Water Coating
            Package
 005-004.2   Drawworks Auto Block  Emsco      8P003  108   SAL       1
            Control System
 005-004.3   Rotary Table          Emsco      8P003  122   SAL
 005-004.4   Drawworks Machinery   Emsoo      8P003  108   SAL
            With El Motors
 005-004.5   Dead Line Anchor      Emsco      SP003  110   SAL
 005-004.6   Insert Bowls          Emsco      8P003  124   SAL       3
 005-004.7   Insert BoWs For       Emsco      8POO3  124   SAL       3
            Casings
 005-004.8   Mud Pumps With El     Emsco      8POO3  212   SAL
            Motors
 005-005.9   Drilling Line         Emsco      SP034  107   SAL
 005-008.1   Kelly Drive Bushings              TBA   128   DS4       3
            & Spares
 005-009.1   Too Drive Retract     Varco      8POO6  128   SAL
            Dolly Assembly
  005-0092   Top Drive & Motor     Varco      8POO6  128   SAL
            Assembly
 005-009.3   Counterbalance        Varco      SPOO6  128   SAL
            Assembly
 005-009.4   Rotating Hook Adapter Varco      8POO6  128   SAL
 005-OD9.5   Pipe Handlers         Varco      8POO6  128   SAL
 005-009.6   Adaptor Kits, 3 Pcs   Varco      8POO6  128   SAL
 D05-009.7   Top 0 Parking System  Varco      8POO6  128   SAL
 005-009,8   Service Loops &       Varco      8POO6  128   SAL
            Termination Kit
 005-009,9   Control System Less   Varco      8POO6  128   SAL
            Driller'S Console
 005-M. 10   Hook                  Varco      8POO6  106   SAL       3
 005-009.11  Retractable Dolly     Varco      8POO6  128   SAL
            And Dolly Guide
 005-010.1   Derrickman's Escape   Charter    8PO16  211   DS4
            Device
  00"11.1    Elevator For Derrick  Emscor     8PO68  268   DS4
            Man                   Champion
 005-011.2   Spares For Derrick    Emscor     8PO69  268   DS4
            Man's Elevator        Champion
  005-012A   Drill Line Stand                  TBA   107   SAL
 005-013.1   Swivel (Required W                TBA   127   SAL
            Top Drive) For Park

             006 - Downhole Drill
            String & Tools:
 006-001.1   Drill Pipe &          Woodhouse  8PO57  271   DS4       3
            Acoessories
 006-002.1   Pony Collars          Technofor  8P059  273   DS4       3
 006-002.2   HvY. Wate Drill Pipe  Technofor  8PO59  273   DS4       3
 006-002.3   Drill Collars and     Technofor  SP059  273   DS4       3
            Accessories
 006-002.4   Drill Pipe Pup        Technofor  8PO59  271   DS4       3
            joints
  006-OW.1   Sub and Lift Plugs    GRANT       TBA   272   DS4       3
 006-003.2   Lifting subs &        Gotco       TBA   272   DS4       3
            Pump4n subs
  006-M.3    Kelly saver subs      Waters      TBA   125   DS4       3
  006-W3.4   Subs                  Smith Int. 8PO61  272   DS4       3
 006-004-1   Kelly valves          Waters      TBA   141   DS4       3
 006-004.2   Baker float valves    Charter    8PO17  141   DS4       3
            and repair kits
 006-005.1   Fishing Tools         Gotco      8P053  281   DS4       3
 006-005,2   Fishing Tools         Gotco      8P054  281   DS4       3
  006-M.3    Fishing Tool Spares   Gotco      8PO62  281   DS4       3
 006-005.4   Fishing Tool Spares   Gotco      SP063  281   DS4       3
 006-006.1   Kel!y Spinner         Waters      TBA   290   DS4
 006-007.1   Bit breakers,         R&R        8P030  141   DS4       3
            calipers & inside
            BOP valves
 006-008.1   Casing Scrapers       W-         8P029  278             3
                                 Continent
 006-009.1   Kelly 6"              Waters      TBA   125   DS4       3


1 - Eng'n Req'd
2 - BFE
3 - No Effect to SHI
4 - May be Deleted             13 October 1998                   ds4m-ofe


            SHI HN1300 (DS4M) OFE
                                                        Primary
  AFE No.   Equipment              P8 Vendor   P8   PM    Eng    Comment
                                               P.O. No.
            007 - Pipe Handling Tools & Equipment:
007-001.1   PowerTongs             Va rco     8POO4 292   SAL        1
007-0012    Main Deck Pipe Hoist   Varco      8P004 297   SAL        1
           / Conveyor
007-001.3   Conveyor for           Varco      8POO4 297   SAL        1
           Drillpipe
007-001A    Easy Torque            Varco      8POO4 288   SAL        1
007-001.5   Iron Roughneck Track   Varco      8POO4 294   SAL        1
           & Turntable
007-001.6   Iron Roughneck         Varoo      8POO4 294   SAL        1
007-001.7   Mousehole Spiders      Varco      8POO4 286   SAL        1
007-001.8   Pipe Racking System    Varco      8POO4 296   SAL        1
           Custom Bellyboard
007-001.9   Pipe Racking System    Varco      8POO4 296   SAL        1
           Custom Fingerboard
007-001.10  Casing Iron Roughneck  Varco      8POO4 294   SAL        1
007-001.11  Conveyors for Riser    Varoo      8POO4 151   SAL        1
           and Casing, 60' and
           100'
007-001.12  RBS, Raised Backup     Varco      8POO4 296   SAL        1
           System
007-001.13  Pipe Racking System,   Varco      8POO4 296   SAL        1
           PRS-6i, 2 units
007-003.1   Casing Stabbing Board  Dreco      8POO5 295   SAL
007-004.1   Crane, Drill Pipe                  TBA  249   SAL
           Knuckle Boom
007-004.2   Riser Handling Gantry  SMST       8P050 151   SAL        1
           Crane - Casing
           Spreader Bar
007-004.3   Riser Handling Gantry  SMST       8PO50 151   SAL        1
           Crane
007-004.4   Riser Handling Gantry  SMST       8PO50 151   SAL        1
           Crane - Riser areader
           Bar
007-005.1   Mousehole & Rathole                TBA  296   SAL        2
007-007.1   Tubing Spider          Cavins      TBA  286   OS4
007-W7.2    Casing Elevators 30"   Gray Eng.  8PO24 285   DS4        3
007-007.3   Casing Elevators 16"   Gray Ena-  8P024 285   DS4        3
           SO
007-WT4     Spinning Wrench        Gray Eng.  8PO24 291   DS4        3
007-007,5   Spinning Wrench        Gray Eng-  8PO24 291   DS4        3
           Spares
007-007.6   Elevator Links         Varco      8PO39 282  DS.4        3
007-0077    Drill Collar Clamps    Varco      8PO74 287   DS4        3
007-007.8   Drill Collar Slips     Varco      8P074 287   DS4        3
007-007.9   Drill Pipe Slips       Varco      8PO74 287   DS4        3
007-007.10  Drill Pipe and Tubing  Varco      8PO74 283   DS4        3
           Elevators
007-007.11  Sincle Elevators       Varoo      8P074 283   DS4        3
007-007.12  Drill Collar Elevator  Varco      8P074 283   DS4        3
007-007.13  Casing levators/       Varoo      8P074 286   DS4        3
           Spiders
007-007.14  Casing Elevators/      Varco      8PO74 286   DS4        3
           Spiders
007-007.15  Slips                  Varco      8PO74 287   DS4        3
007-007.16  Casing Tongs           Varoo      8PO75 292  DS,4        3
007-007.17  Drill Pipe & Drill     Varoo      8PO75 289   DS4        3
           Collar Rotary Tongs
007-007.18  1000 ton links         Varco      8PO76 283   DS4        3
007-007.19  1000 ton elevators     Varco      8PO76 283   DS4        3
007-009.1   Air Winches -          Industrial 8PO26 261   DS4
           Moonpool               Air
007-009.2   Air Winches - Decks    Industrial SP026 261   DS4
                                 Air
007-009.3   Air Winches - Derrick  Industrial -YP-          DS4
           Fingerboard            Air        026
F0-07-009.4 Air Winches -          Industrial 8PO26 261   DS4
           Drilltor               Air

A - Eng'n Req'd
2 - BFE
3 - No Effect to SHI
4 - May be Deleted             13 October 1998                   ds4m-ofe


             SHI HN1300 (DS4M) OFE
                                                        Primary
  AFE No.    Equipment            P8 Vendor  P8     PM   Eng      Comment
                                             P.O.   No.

             008 - Circulating System, Mud & Cement:
 008-002.1   Stand Pipe Manifold  OPR        8PO21  217    NDH
 008-003.1   Desander Pumps       Halco      8PO41  333    NDH
 008-003,2   Desifter Pumps       Halco      8PO41  333    NDH
 008-003.3   Mud Mixing Pumps     Halco,     8PO41  334    NDH
 008-003.4   Degasser Pump        Halco      8PO41  333    NDH
 008-003.5   Hoppers              Halco      8PO41  334    NDH
 008-003.6   Trip Tank Pump       Halco      8PO41  332    NDH
 008-003.7   Mud Cleaner gumps    Halco      8PO41  333    NDH
 008-003.8   Mud Charge Pumps     Halco      8PO45  336    NDH
 008-003.9   Turboshear Pumps     Halco      8PO45  333    NDH
 008-003.10  Brine Pump           Halco      8PO45  343    NDH
 008-00311   Oil Pump For Mud     Halco      8PO45  343    NDH
             (Base Oil)
 008-004.1   Mud Buckets       DoubleLife    8PO23  228    NDH        3
 008-007.1   Low Pressure Mud     Brandt     8PO40  215    NDH
             Guns
 008-007.2   Shaker With          Brandt     8PO40  224    NDH
             Desilter Cones
 008-007.3   Mud Gas Separator    Brandt     8PO40  226    NDH
             (Poor Boy)
 008-007.4   Shaker With          Brandt     8PO40  223    NDH
             Desander Cones
  ON-007.5   Bug Blowers          Brandt     8PO40  235    NDH
 008-007.6   Degasser             Brandt     8PO40  226    NDH
 008-007.7   Shale Shakers        Brandt     8PO40  222    NDH
 008-007.8   Mud Pit Agitators    Brandt     8PO40  215    NDH
 008-007.9   Gumbo Box            Nu-Tec     8P052  158    NDH
  008-ON.1   Flowfine Degasser                TBA   226    NDH
 008-009.1   High Pressure      Specialties  8PO55  229    NDH        1
             Flexible Hoses
 008-009.2   Moon Pool (C+K)    Specialties  8P055  229    NDH        1
             Hoses
 008-009.3   Moon Pool (gas     Specialties  8PO55  229    NDH        1
             handler) Hoses
 008-009.4   Moon Pool          Specialties  8PO55  229    NDH        1
             (hydraulic) Hoses
 008-009.5   Moon Pool (booster)Specialties  8PO55  229    NDH        1
             Hoses
 008-009.6   Rotary Hoses (See  Specialties  8P055  229    NDH        3
             Top Drive Service
             Loops)
 008-009,7   Cement Hoses       Specialties  8PO55  229    NDH        3
 008-009.8   Clamp, API#6,                    TBA   229    NDH        3
             Cement Hose
 008-009.9   Clamp, API#6,                    TBA   229    NDH        3
             Moonpool Drape C&K
 008-009.10  Clamp, AP186,                    TBA   229    NDH        3
             Moonpool Drape Gas
             Handler
 008-009.11  Clamp, API#6,                    TBA   229    NDH        3
             Moonpool Drape Mud
             Boost
 008-009.12  Clamp, AP#6,                     TBA   229    NDH        3
             Moonpool Drape
             Rigid Conduit
 008-010.1   Chiksan Joints       R&R        8PO32  217    NDH        3
 008-011.1   Bulk Tank, 4,000                 TBA   214    SAL
             ftA3 Storage, 10 ea.
 008-011.2   Bulk Tank, 1,000                 TBA   214    SAL
             ftA3 Cement Surge,
             2 ea.
 008-011.3   Bulk Tank, 120 ftA3              TBA   214    SAL
             Bentonde/Barite
             Surge, 4 ea.
 008-011.4   Bulk Control System              TBA   214    SAL
 008-012.1   Manifold, Pumproom               TBA   217    SAL
             HP Mud Discharge,
             7500 psi

             009 - Quarters, Safety, Utilities, & Drilling Support:
 009-001.1   Computers (network   PC 2000    8PO65  368    JJM        1
             PC's)
 .009-002.1   Onboard-NAPA         Na         8PO80  368    NDH        1
             Computer System
 009-003.1   Safety Equipment,                TBA   311    NDH
             Life Saving & Fire
             Fighting
 009-003.2   Safety Equipment,                TBA   311    NDH
             Hospital & Medical
             Supplies
 009-004.1   Mathey Wireline      Charter    8P018  364    DS4
             Unit
 009-005.1   Forklift             Action     8PO19  378    NDH        3
                                 Handling
 009-006.1   Welding & Cutting                TBA   263    JJM
             System
 009-008.1   Hand tools f/sub sea Snap-On    8P086  396    DS4        3
 009-008.2   Hand tools f/sub sea Snap-On    SP087  396    DS4        3
 009-008.3   Supplies f/sub sea   GrainQer   8P088  396    DS4        3
             shop
 009-008.4   Supplies f/sub sea   R&R        SP089  396    DS4        3
             shop
 009-008.5   Lifting Hoists,                  TBA   396    DS4        3
             Chain Fall & Lever
 009-009.1   Trash Compactor                  TBA   370    NDH

1 - Eng'n Req'd
2 - BFE
3 - No Effect to SHI
4 - May be Deleted             13 October 1998                  ds4m-ofe



            SHI HN1300 (DS4M) OFE
                                                          Primary
  AFE No.   Equipment              P8 Vendor   P8     PM     Eng.   Comment
                                               P.O.   No.
            010 - Power Generation & Electrical:
 010-002.1  Current Transformers   M&I        8P070   237    JJM       1
                                 Electic
 010-003-1  Automation Equipment   0MC        8PO83   181    JJM       1
           for Diesel Aggregates
 010-003.2  11 kV Main             0mC        8PO83   232    JJM
           Switchboard
 010-003.4  460 V Main             0MC        8PO83   232    JJM
           Switchboard
 010-003.6  Thyristor Main         0MC        8PO83   232    JJM
           Switchboard 600
           VAC850 VDC
010-003.12  460 V Emergeney        0MC,       8PO83   233    JJM
           Switchboard
010-003.13  Group Starters         0MC        8PO83   234    JJM       1
           (MCC's)
010-003.15  Main Transformers      0MC        8PO83   237    JJM
010-003.16  Ship Service           0MC        8PO83   237    JJM
           Transformers
 010-004.1  Power Management       Nautronix  8PO67   181    JJM       1
           System
 010-005.1  Diesel Aggregates      Wartsila   8P009   201    JJM       1
 010-006.2  Generators             Wartsila   8POO9   230    JJM
 010-006.1  Fuel Oil Separator     Wes1falia  8P022   340    JJM
 010-006.2  Lube Oil Separators    Westfalia  8P022   340    JJM
 010-007.1  Heat Recovery Fresh    Drexel     8PO20   328    JJM
           Water Generator

            011 - Instrumentation, Communication, & Control Systems:
 011-001.1  Acoustic Doppler                   TBA    173    NDH       4
           Current Profiler
           (ADCP)
 011-001.2  ADCP Winch & Running               TBA    173    NDH       4
           Gear
 011-004.1  Driller's Cabins, 2    Hftec      SP066   156    JJM       1
           each
 011-004.2  Interfaces             Hitec      8PO66   156    JJM       1
 011-004.3  Drilling Control       Hitec      8PO66   156    JJM       1
 011-004.4  Control Modules (SDI,  Hitec      OP066   156    JJM       1
           Sensors, Chairs)

            Third Party Supplied Items:
 999-999.1  Electric Well Logging  Client      TBA    380    DS4       1
           Equipment              Provided
 999-999.2  ROV Equipment and      Client      TBA    382    DS4       1
           Systems                Provided
 999-999.5  Mud Logging Equipment  Client      TBA    381    DS4
                                 Provided
 999-999.6  BumerBoorn             Client      TBA    383    DS4       1
                                 Provided
 999-999.7  Well Testing           Client      TBA    383    DS4       1
           Equipment              Provided
 999-999.8  Cementing Unit         Client      TBA    384    DS4       1
                                 Provided


I - Eng'n Req'd
2 - BFIE
3 - No Effect to SHI
4 - May be Deleted            13 October 1998                   ds4m-ofe



                               "EXHIBIT 3"

                      Builder's Approved Vendor List


SAMSUNG                                 CONOCO/R&B Drillship (tk9603.ML2)
-------------------------------------------------------------------------
EQUIPMENT               MANUFACTURER
-------------------------------------------------------------------------
Paint              HEMPEL                        Korea
                   JOTUN                         Korea
                   IPK                           Korea
                   SIGMA                         Korea
                   DEVOE                         Korea

I-C.C.P            WWI                           Korea
                   ELECTROCATALYTIC              U.S.A.

Marine Growth      JOTUN                         Norway
Preventer System   WWI                           Korea
                   DEVOE                         U.S.A.
                   INTERNATIONAL                 U.S.A.

Cargo Oil Pump     SHINKO                        Japan
                   NANIWA                        Japan

Inert Gas Plant    KVAERNER MOSS                 Norway
                   GADE11US                      Japan
                   MARITIME PROJECTION           Norway

Cargo Tank Level
Gauge              SAAB                          Sweden
                   BERGAN                        U.S.A.

Fire Detecting
System             SALWICO                       Sweden
                   AUTRONICA                     Norway
                   NITTAN                        Sweden
                   DETCON                        U.S.A.
                   PYROTRONICS                   U.S.A.

Gas Sampling
System             SALWICO                       Sweden
                   VIMEX                         Norway
                   OMICRON                       Norway
                   DETCON                        U.S.A.

Gas Detection
System             OMICRON                       Norway
                   DETCON                        U.S.A.
                   TQ ENVIRONMENTAL              U.K.

Butterfly Valve forAMR1                          France
C-0-and W.B.System WESTAD                        Norway
                   KEYSTONE                      U.S.A.

Actuator for       SAMGONG DANFOSS               Korea
Butterfly Valve &  SKARPENORD                    Norway
Valve Control System

O.D.M.S.           SEIL SERES                    Korea

Helideck           MARINE ALUMMUM                Norway
                   HYDRO ALUNUNMM                Norway
                   LIAS                          Italy

Ballast Tank/
F.O.Tank           AUTRONICA                     Norway

Level Gauge        SAAB                          Sweden
                   BERGAN                        U.S.A.

C.O.W.Machine      GUN CLEAN                     Sweden
                   POLAR MARINE                  Sweden
                   TOFTEJORG                     Denmark
                   DASIC                         U.K.

Portable Hand      MMC                           Japan
Dipping, Oil/      TANK SYSTEM                   Norway
Water Interface
Detector,Seal
Valve

GRP                AMERON                        Singapore
                   VETRORESINA                   Italy

Personnel Lift     LUTZ                          Germany
                   DAN ELEVATOR                  Denmark
                   OTIS                          U.S.A.

Main Generator     WARTSILA                      Finlanc
Engine
(medium speed)


Oil Fired Boiler   AALBORG-SUNROD                Denmark
                   NOTSUBISFU                    Japan

Exh. gas           AALBORG-SUNROD                Denmark
economizer         MITSUBISHI                    Japan


Emergency          MAN-LINDENBERG                Germany
Generator          MAN-DEMP                      Denmark
Engine             CATERPILLAR                   U.S.A.

Centrifugal Pump   TAIKO                         Japan
including Motor    NANIWA                        Japan
                   SHINKO                        Japan

Gear & Screw Pump  TAIKO                         Japan
including Motor    NANIWA                        Japan
                   ALWEILLER                     Norway
                   IMO                           Sweden

Purifier           ALFA LAVAL                    Japan/Sweden
                   WESTFALIA                     Germany

Thrusters          KAMEWA (AQUAMASTER)           Finland

Mooring Winch      SAMSUNG - ULSTEIN             Korea
Windlass           SAMSUNG - PUSNES              Korea

Anchor & Chain     CSSC                          China

Watertight Doors   SCHENROK                      Germany
                   WINELL                        Netherlands

Heli. deck         SAMSUNG-NORLIFT               Korea
Service Handling   SAMSUNG-BLM                   Korea
Crane

Air Handling       HI-PRES KOREA                 Korea
unit for Air       DIRECT ENGINEERING SERVICE    Australia
Conditioning
Plant

Conditioning unit  SABROE                        Denmark
for Air            CARRIER                       U.S.A./Australia
Conditioning       UNITOR                        U.S.A.
Plant

Provision Ref.     HI-PRES KOREA/SABROE          Korea
Plant              CARRIER                       U.S.A.
                   UNITOR                        U.S.A.

Package Air con.   UNITOR                        U.S.A.

Lifeboat/Davit     SCHAT-HARDING                 Norway

Rescue Boat/Davit  NORSAFE                       Norway
                   (MAGNUM 750 JET,
                   YANMAR 4LH - DTE 170 HP)

Liferafts          VIKING                        Denmark

Fire Extinguishing UNITOR-KOREA                  Korea
System             HEIEN LARSEN - FAIN           Norway/Korea

Accommodation      BUIL                          Korea
Panel              SHINSUNG                      Korea

Galley/Pantry      METOS                         Finland
Equipment          ELECTROLUX                    Sweden

Laundry Equipment  METOS                         Finland
                   MAYTAG                        U.S.A.

Window Wipers      JUNG-A (Horizontal Type)      Korea

Lifesaving         UNITOR                        Norway
Equipment          ALEXANDER INDUSTRIES          U.S.A.

Sewage Treatment   HAMWORTHY                     U.K.
                   SASAKURA                      Japan
                   TAIKO                         Japan

Prefabricated Bath BUIL                          Korea
Room Unit          SBINSUNG                      Korea
                   WARTSILA-KOREA                Korea

Vacuum Toilet      EVAC                          Sweden
                   JETS                          Norway

Air Compressor     HATLAPA                       Germany
                   SAUER & SOHN                  Germany
                   SPERRE                        Norway
                   INGERSOLL - RAND              U.S.A.

Air Compressor     ALUP                          Germany
(screw)            ATLAS COPCO                   Sweden
                   INGERSOLL RAND                U.S.A

Plate Cooler       ALFA LAVAL                    Korea
                   APV                           Korea
                   SWEP                          Sweden

Tubular Cooler     DONG HWA                      Korea
                   BLOKSMA                       Netherlands

Auto flater        BOLL & KIRCH                  Germany
                   YMON-KANAKAWA                 Korea

Oil Heater         DONG HWA                      Korea
                   VESTA                         Denmark
                   BLOKSMA                       Netherlands

Bilge Water
Separator          SASAKURA                      Japan
                   HAMWORTHY                     U.K.
                   DETEGASA                      Spain
                   BLOHM & VOSS                  Germany

F.W. Generator     ALFA-LAVAL                    Sweden
                   SASAKURA                      Japan
                   GEFICO                        Spain


Integrated Control SIMRAD NORGE                  Norway
and Monitoring
System

Dynamic            SIMRAD NORGE                  Norway
Positioning
System

Electric           ABB                           Norway
Switchboards
and Motor Starters
(High voltage)

Electric           K.T. ELECTRIC                 Korea
Switchboards       ABB                           Norway
and Motor Starters
(Low voltage)                                    ABBNorway

Electric Cable     LG CABLE (GOLDSTAR)           Korea
                   (DUPONT Product shall be used as much as possible.)
                   BIW CABLE SYSTEM              U.S.A.
                   EXANE                         U.S.A.

Main Generator     ABB                           Norway

Lighting fixtures  WISKA                         Germany
                   AQUA SIGNAL                   Germany
                   GLAMOX                        Norway
                   PAULUHN                       U.S.A.

Radar              RACAL MARINE                  U.K.
                   J.R.C.                        Japan

Integrated         RACAL MARINE                  U.K.
Navigation System  STN ATLAS                     Germany
                   NORCONTROL                    Norway

Gyro Compass       TOKIMEC                       Japan
                   ANSCHUTZ                      Germany

Radio Plant/       J.R.C.                        Japan
Satellite          FURUNO                        Japan
Communication

High Voltage       ABB                           Finland/Norway
Motors

MIP System         AUTRONICA                     Norway
                   ABB-CYLDET                    Germany

Radio              MOTOROLA                      U.S.A.
Communication
(Oil Movement)

CCTV               HERNIS                        Norway
                   JAVELEN                       U.S.A.
                   IWL COMMUNICATIONS            U.S.A

FMEA               ABS                           U.S.A.
                   GLOBAL MARITIME               U.K.


SAMSUNG                              CONOCO/R&B Drillship (TK9603.ML2)

NOTE

1. Selection of supplier from above list to be Builder's option as long as the equipment fulfil the required contract performances.

2. Builder can propose other supplier than above list for Buyer's acceptance.

3. Buyer has the right to select his own preferred one among the suppliers listed herein above subject to additional cost and adjustrnent of delivery involved, if any, bome by Buyer.

     For this purpose, Builder should inform the selected supplier to Buyer before order, and Buyer should confirm the agreement to Builder's selection or inform the preferred supplier within two(2) weeks.

     When the Builder does not receive the agreement or information regarding the supplier within two(2) weeks, Budder's selection for supplier is deemed to have been confirmed by the Buyer without comments and the Builder may proceed the work with the supplier.

4. Selection of supplier for the other equipment than the listed herein above to be Builder's option, which need not confirmation from Buyer before order.


                             "EXHIBIT 4"

                  DELIVERY AND CONSTRUCTION SCHEDULE


Deep Water Drillship DPDS4M (HN1300) Overall Project Schedule